Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus • 2025

SUMMARY SECTION

Parnassus Core Select ETF

Investment Objective

The Parnassus Core Select ETF has a primary objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Parnassus Core Select ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Parnassus Core Select ETF

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.58%

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	0.58%

(1) The Fund’s investment adviser is paid an annual unitary management fee by the Fund equal to 0.58% of the Fund’s average daily net assets and is responsible for paying all of the Fund’s expenses except for the following excluded expenses: advisory and sub-advisory fees, costs of holding shareholder meetings, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), legal fees and expenses relating to arbitration or litigation, and other non-routine or extraordinary expenses.

The Fund’s investment adviser has agreed pursuant to an expense limitation agreement to limit the Fund’s total annual operating expenses to 0.58% of the Fund’s average daily net assets through at least May 1, 2026. This agreement may be terminated only by, or with the consent of, the Board of Trustees, on behalf of the Fund, upon sixty (60) days’ written notice to the adviser, and the adviser may continue the agreement indefinitely on a year-to-year basis.

(2) “Other Expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

Example

This example is intended to help you compare the cost of investing in the Parnassus Core Select ETF with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years

$59	$186

Portfolio Turnover

The Parnassus Core Select ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized and, did not have any portfolio turnover as of the end of its most recent fiscal year

Principal Investment Strategies

The Fund is an actively managed ETF whose objective is to achieve capital appreciation by investing primarily in a concentrated portfolio of equity securities (generally 20-30 holdings) selected using the Fund’s “core strategy,” as discussed herein. Equity securities include common and preferred stock. Under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities selected using its core strategy. The Fund’s “core strategy” selects value stocks and growth stocks of companies for investment. Value stocks are stocks of companies that the Fund’s investment adviser, Parnassus Investments, LLC (the “Adviser”), believes are undervalued, which means that their current prices are less than the Adviser believes they are worth. Growth stock are stocks of companies whose revenues, earnings, or cash flows the Adviser expects to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. The Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established companies. The

Prospectus • 2025

Fund considers a large-cap company to be one that has a market capitalization that is greater than the median market capitalization of the Russell 1000® Index (which was $14.4 billion as of March 31, 2025) measured at the time of purchase. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The portfolio managers focus on seeking downside protection by purchasing investments for the Fund’s portfolio that the Adviser believes have less exposure to broad equity market risk taking into consideration the research and analysis performed on individual companies, the universe of holdings within the Fund’s portfolio, and the Adviser’s assessment of the market and applicable risks. The Fund invests mainly in U.S. stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. In such cases, the Fund may purchase foreign securities directly on foreign markets, or may invest in sponsored or unsponsored American Depositary Receipts issued by depository banks in the U.S. for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. The Fund seeks to invest in equity securities that have the potential for capital appreciation. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s durable competitive advantage and management team. The Adviser assesses a company’s durable competitive advantage by determining how likely it is to ward off rivals for an extended time by looking for characteristics such as a high level of return on invested capital, a strong network effect (meaning there is a loyal base of customers or partners for whom cross-selling products can enhance the client experience), patents and regulatory licenses, high customer switching costs, an effective well-known brand, and/or low production costs relative to competitors.

As part of the Adviser’s investment approach, the Adviser seeks to invest in companies with sustainable business practices, in alignment with its investment philosophy set out herein and in its Principles and Sustainable Investment Policy (as discussed in further detail below),, as the Adviser believes these factors are relevant to its assessment of quality and the risk-return profiles of companies in the Fund. As discussed further under the captions, “Sustainable Investment Guidelines” and “Integration and Stewardship,” the Principles and Sustainable Investment Policy describe the Adviser’s approach to investing.

This quality assessment is integrated as part of a holistic evaluation of fundamental attributes of the company across the Parnassus quality characteristics of competitive advantages, relevancy, management, sustainable business practices and valuation. The Adviser evaluates sustainable business factors primarily based on sector relevance and business conduct. Examples of factors the Adviser may consider in evaluating companies include but are not limited to: climate-related risk, product safety and quality, human capital management, environmental impacts of operations and products, community and stakeholder impacts, supply chain practices and corporate governance. The Adviser conducts a holistic evaluation for each company, and not all factors will necessarily be relevant to all companies.

The sustainable business practices for all current holdings are reviewed at least annually to ensure the companies in the Funds continue to be consistent with the Adviser’s investment philosophy and expectations. The Adviser will evaluate on a case-by-case basis whether the Fund will continue to hold or sell a security if the Adviser believes a company’s fundamentals will deteriorate, if it believes a company’s stock has little potential for appreciation relative to other available opportunities, or if the company no longer meets the Adviser’s expectations for sustainable business practices and the Adviser does not believe it is an appropriate investment for the Fund following such changes. The Adviser does not generally expect to invest in companies that operate contrary to its Principles and Sustainable Investment Policy and investment philosophy as described in this prospectus.

The Fund is non-diversified under the Investment Company Act. Accordingly, the Fund typically invests a greater portion of its assets, and its performance may be affected by, a smaller number of issuers than if it were a diversified fund.

Principal Risks

All investments involve risk, and investing in the Parnassus Core Select ETF is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation

Prospectus • 2025

or any other government agency. The Fund’s principal risks include the following:

∎

Equity Securities Risk. The Fund may invest in equity securities including common stocks, which include the common stock of any class or series of U.S. or foreign corporations or any similar equity interest, such as a trust or partnership interest. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure.

∎

Non-Diversification Risk. The Fund is non-diversified under the Investment Company Act and employs a concentrated investment strategy. Accordingly, the Fund typically invests a greater portion of its assets in, and its performance may be affected by, a smaller number of issuers than if it were a diversified, less concentrated fund. Further, the Fund may experience greater losses as a result of a single issuer’s unfavorable market or economic conditions or other adverse developments impacting the market value of the issuer’s securities.

∎

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers or liquidity providers in the marketplace. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face trading halts or delisting: (i) APs exit the business or otherwise become unable to process creation or redemption orders and no other APs step forward to perform these services, or (ii) market makers or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers, or liquidity providers may be less willing to transact in Fund shares.

∎

Secondary Market Trading Risk. Although the Fund’s shares are listed on a national securities exchange, the New York Stock Exchange (the “Exchange”), there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities or the financial instruments composing the portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. If the Exchange becomes aware that the NAV or portfolio is not disseminated to all market participants at the same time, the Exchange shall halt trading in such series until such time as the NAV or portfolio is available to all market participants at the same time. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in shares when extraordinary volatility causes sudden, significant swings in the market price of shares. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s shares.

∎

Market Price Risk. The Fund’s shares may be bought and sold in the secondary market at market prices, and there is a risk that market prices for Fund shares will vary significantly from the Fund’s NAV. This risk is heightened in times of market disruption

Prospectus • 2025

or volatility or periods of steep market declines. The market price of shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your Fund shares.

∎

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, or may incur substantial losses and may limit or stop purchases of the Fund.

∎

New Fund Risk. The Fund is a recently organized, non-diversified management investment company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

∎

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. In the past decade, financial markets throughout the world have experienced increased volatility, decreased liquidity and heightened uncertainty. Risks including those associated with rising inflation, trade tensions, ongoing armed conflicts such as between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East or elsewhere, and the impact of epidemic and pandemic diseases. Additionally, risks associated with volatility and disruptions in the banking sector (including bank failures), interest rate increases, political events, rising government debt in the U.S. and the possibility of a national or global recession could affect the economies of many nations, including the U.S. in ways that cannot be foreseen at the present time, and may adversely impact the markets in which the Fund invests. The Fund’s holdings can vary significantly from broad stock market indices.

∎

Growth Investing Risk. The Adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the Adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

∎

Value Investing Risk. The risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market insofar as these securities may decline or may not reach what the Adviser believes are their full value.

∎

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

∎

Small- and Mid-Capitalization Company Risk. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

∎

Management Risk. The investment process used by the Adviser to select securities for the Fund’s investment portfolio may not prove effective, and the Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect in that the investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

Prospectus • 2025

∎

Sustainable Business Practice Investing Risk. Sustainable business risk refers to the risk stemming from investing in companies with sustainable business practices. The Fund seeks to invest in quality companies with sustainable business practices and to avoid investments in companies that do not meet its quality expectations. The Adviser evaluates sustainable business factors primarily based on sector relevance and business conduct. Examples of factors the Adviser may consider in evaluating companies include but are not limited to: climate-related risk, product safety and quality, human capital management, environmental impacts of operations and products, community and stakeholder impacts, supply chain practices and corporate governance. This may affect the Fund’s exposure to certain companies or industries and cause the Funds to forego certain investment opportunities.

∎

Foreign (Non-U.S.) Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile and less liquid than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Policy, economic and legislative changes in foreign countries and the U.S. and other events affecting global markets, such as international conflicts and wars, epidemic and pandemic diseases and the imposition of sanctions, tariffs or other governmental restrictions, may contribute to decreased liquidity and increased volatility in the financial markets. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding or other taxes may also apply to distributions from foreign companies and/or on gains realized from the sale of stock in foreign companies. Currency exchange rate fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in a foreign currency. The Fund generally will not hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be currency unhedged.

∎

Bid/Ask Spread Risk. The Fund’s shares may trade at a wider bid/ask spread than shares of index ETFs and may therefore be more costly for investors to trade, which may be heightened during periods of market disruption or volatility. “Bid” refers to the highest price a buyer is willing to pay to buy shares of an ETF. “Ask” refers to the lowest price at which a seller is willing to sell shares of an ETF. The difference between the bid price and the ask price is called the “spread.”

∎

American Depositary Receipts (ADR) Risk. ADRs are receipts, issued by depository banks in the U.S. for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly in general.

∎

Redemption Risk. If the Fund permits redemptions in cash, these redemptions may cause the Fund to sell portfolio securities or other assets. The sale may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution in such tax year.

∎

Tax Law Change Risk: Tax law is subject to change, possibly with retroactive effect, or to different interpretations. For example, Congress continues to consider substantial changes to U.S. federal income tax laws, and some with retroactive effect, that could result in substantial adverse U.S. federal income tax consequences to the Fund and its shareholders. Any future changes are highly uncertain, and the

Prospectus • 2025

impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

Performance Information

When the Parnassus Core Select ETF has been in operation for a full calendar year, performance information will be shown in this Prospectus and will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com.

The Adviser

Parnassus Investments, LLC is the investment adviser to the Parnassus Core Select ETF. For more information on the Adviser, please see “Management of the Fund” in this Prospectus and “The Adviser” in the Statement of Additional Information (“SAI”).

Portfolio Managers

The lead Portfolio Manager and the other Portfolio Managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. While decisions are generally made by consensus, the lead Portfolio Manager exercises final discretion in the event of any conflict.

Todd C. Ahlsten is the lead Portfolio Manager of the Parnassus Core Select ETF, and has been the lead Portfolio Manager of the Fund since its inception.

Benjamin E. Allen is a Portfolio Manager of the Parnassus Core Select ETF, and has served as a Portfolio Manager of the Fund since its inception.

Andrew S. Choi is a Portfolio Manager of the Parnassus Core Select ETF, and has served as a Portfolio Manager of the Fund since its inception.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the SAI.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 13 of the Prospectus.

Prospectus • 2025

Parnassus Value Select ETF

Investment Objective

The Parnassus Value Select ETF has a primary objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Parnassus Value Select ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Parnassus Value Select ETF

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.59%

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	0.59%

(1) The Fund’s investment adviser is paid an annual unitary management fee by the Fund equal to 0.59% of the Fund’s average daily net assets and is responsible for paying all of the Fund’s expenses except for the following excluded expenses: advisory and sub-advisory fees, costs of holding shareholder meetings, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) legal fees and expenses relating to arbitration or litigation, and other non-routine or extraordinary expenses.

The Fund’s investment adviser has agreed pursuant to an expense limitation agreement to limit the Fund’s total annual operating expenses to 0.59% of the Fund’s average daily net assets through at least May 1, 2026. This agreement may be terminated only by, or with the consent of, the Board of Trustees, on behalf of the Fund, upon sixty (60) days’ written notice to the adviser, and the adviser may continue the agreement indefinitely on a year-to-year basis.

(2) “Other Expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

Example

This example is intended to help you compare the cost of investing in the Parnassus Value Select ETF with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years

$60	$189

Portfolio Turnover

The Parnassus Value Select ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized and, did not have any portfolio turnover as of the end of its most recent fiscal year.

Principal Investment Strategies

The Parnassus Value Select ETF is an actively managed ETF whose objective is to achieve capital appreciation by investing in a concentrated portfolio of equity securities (generally 20-30 holdings) selected using the Fund’s “value strategy,” as discussed herein. Equity securities include common and preferred stock. Under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities selected using its value strategy. The Fund’s “value strategy” selects value stocks of companies for investment. Value stocks are stocks of companies that the Fund’s investment adviser, Parnassus Investments, LLC (the “Adviser”), believes are undervalued, which means that their current prices are less than the Adviser believes they are worth. The Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established companies. The Fund considers a large-cap company to be one that has a market capitalization that is greater than the median market capitalization of the Russell 1000® Value Index (which was $13.5 billion as of March 31,

Prospectus • 2025

2025) measured at the time of purchase. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The Fund invests mainly in U.S. stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. In such cases, the Fund may purchase foreign securities directly on foreign markets, or may invest in sponsored or unsponsored American Depositary Receipts issued by depository banks in the U.S. for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. The Fund seeks to invest in equity securities that have the potential for capital appreciation. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s durable competitive advantage and management team. The Adviser assesses a company’s durable competitive advantage by determining how likely it is to ward off rivals for an extended time by looking for characteristics such as a high level of return on invested capital, a strong network effect (meaning there is a loyal base of customers or partners for whom cross-selling products can enhance the client experience), patents and regulatory licenses, high customer switching costs, an effective well-known brand, and/or low production costs relative to competitors.

As part of the Adviser’s investment approach, the Adviser seeks to invest in companies with sustainable business practices, in alignment with its investment philosophy set out herein and in its Principles and Sustainable Investment Policy (as discussed in further detail below), as the Adviser believes these factors are relevant to its assessment of quality and the risk-return profiles of companies in the Fund. As discussed further under the captions, “Sustainable Investment Guidelines” and “Integration and Stewardship,” the Principles and Sustainable Investment Policy describe the Adviser’s approach to investing.

This quality assessment is integrated as part of a holistic evaluation of fundamental attributes of the company across the Parnassus quality characteristics of competitive advantages, relevancy, management, sustainable business practices and valuation. The Adviser evaluates sustainable business factors primarily based on sector relevance and business conduct. Examples of factors the Adviser may consider in evaluating companies include but are not limited to: climate-related risk, product safety and quality, human capital management, environmental impacts of operations and products, community and stakeholder impacts, supply chain practices and corporate governance. The Adviser conducts a holistic evaluation for each company, and not all factors will necessarily be relevant to all companies.

The sustainable business practices for all current holdings are reviewed at least annually to ensure the companies in the Funds continue to be consistent with the Adviser’s investment philosophy and expectations. The Adviser will evaluate on a case-by-case basis whether the Fund will continue to hold or sell a security if the Adviser believes a company’s fundamentals will deteriorate, if it believes a company’s stock has little potential for appreciation relative to other available opportunities, or if the company no longer meets the Adviser’s expectations for sustainable business practices and the Adviser does not believe it is an appropriate investment for the Fund following such changes. The Adviser does not generally expect to invest in companies that operate contrary to its Principles and Sustainable Investment Policy and investment philosophy as described in this prospectus.

The Fund is non-diversified under the Investment Company Act. Accordingly, the Fund typically invests a greater portion of its assets, and its performance may be affected by, a smaller number of issuers than if it were a diversified fund.

Principal Risks

All investments involve risk, and investing in the Parnassus Value Select ETF is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

∎

Equity Securities Risk. The Fund may invest in equity securities including common stocks, which include the common stock of any class or series of U.S. or foreign corporations or any similar equity interest, such as a trust or partnership interest. The

Prospectus • 2025

value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure.

∎

Non-Diversification Risk. The Fund is non-diversified under the Investment Company Act and employs a concentrated investment strategy. Accordingly, the Fund typically invests a greater portion of its assets in, and its performance may be affected by, a smaller number of issuers than if it were a diversified, less concentrated fund. Further, the Fund may experience greater losses as a result of a single issuer’s unfavorable market or economic conditions or other adverse developments impacting the market value of the issuer’s securities.

∎

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers or liquidity providers in the marketplace. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face trading halts or delisting: (i) APs exit the business or otherwise become unable to process creation or redemption orders and no other APs step forward to perform these services, or (ii) market makers or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers, or liquidity providers may be less willing to transact in Fund shares.

∎

Secondary Market Trading Risk. Although the Fund’s shares are listed on a national securities exchange, the New York Stock Exchange (the “Exchange”), there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities or the financial instruments composing the portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. If the Exchange becomes aware that the NAV or portfolio is not disseminated to all market participants at the same time, the Exchange shall halt trading in such series until such time as the NAV or portfolio is available to all market participants at the same time. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in shares when extraordinary volatility causes sudden, significant swings in the market price of shares. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s shares.

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Market Price Risk. The Fund’s shares may be bought and sold in the secondary market at market prices, and there is a risk that market prices for Fund shares will vary significantly from the Fund’s NAV. This risk is heightened in times of market disruption or volatility or periods of steep market declines. The market price of shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the

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discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your Fund shares.

∎

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, or may incur substantial losses and may limit or stop purchases of the Fund.

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New Fund Risk. The Fund is a recently organized, non-diversified management investment company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

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Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. In the past decade, financial markets throughout the world have experienced increased volatility, decreased liquidity and heightened uncertainty. Risks including those associated with rising inflation, trade tensions, ongoing armed conflicts, such as between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East or elsewhere, and the impact of epidemic and pandemic diseases. Additionally, risks associated with volatility and disruptions in the banking sector (including bank failures), interest rate increases, political events, rising government debt in the U.S. and the possibility of a national or global recession could affect the economies of many nations, including the U.S. in ways that cannot be foreseen at the present time, and may adversely impact the markets in which the Fund invests. The Fund’s holdings can vary significantly from broad stock market indices.

∎	Value Investing Risk. The risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market insofar as these securities may decline or may not reach what the Adviser believes are their full value.

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Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Small- and Mid-Capitalization Company Risk. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

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Management Risk. The investment process used by the Adviser to select securities for the Fund’s investment portfolio may not prove effective, and the Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect in that the investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

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Sustainable Business Practice Investing Risk. Sustainable business risk refers to the risk stemming from investing in companies with sustainable business practices. The Fund seeks to invest in quality companies with sustainable business practices and to avoid investments in companies that do not meet its quality expectations. The Adviser evaluates sustainable business factors primarily based on sector relevance and business conduct. Examples of factors the Adviser may consider in evaluating companies include but are not limited to: climate-related risk, product safety and quality, human capital management, environmental impacts of operations and products, community and stakeholder impacts, supply chain practices and corporate governance. This may affect

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the Fund’s exposure to certain companies or industries and cause the Funds to forego certain investment opportunities.

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Foreign (Non-U.S.) Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile and less liquid than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Policy, economic and legislative changes in foreign countries and the U.S., and other events affecting global markets, such as international conflicts and wars, epidemic and pandemic diseases and the imposition of sanctions, tariffs or other governmental restrictions, may contribute to decreased liquidity and increased volatility in the financial markets. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding or other taxes may also apply to distributions from foreign companies and/or on gains realized from the sale of stock in foreign companies. Currency exchange rate fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in a foreign currency. The Fund generally will not hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be currency unhedged.

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Bid/Ask Spread Risk. The Fund’s shares may trade at a wider bid/ask spread than shares of index ETFs and may therefore be more costly for investors to trade, which may be heightened during periods of market disruption or volatility. “Bid” refers to the highest price a buyer is willing to pay to buy shares of an ETF. “Ask” refers to the lowest price at which a seller is willing to sell shares of an ETF. The difference between the bid price and the ask price is called the “spread.”

∎	American Depositary Receipts (ADR) Risk. ADRs are receipts, issued by depository banks in the U.S. for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly in general.

∎

Redemption Risk. If the Fund permits redemptions in cash, these redemptions may cause the Fund to sell portfolio securities or other assets. The sale may negatively impact the Fund’s NAV, have a material effect on the market price of Fund shares, increase the Fund’s brokerage costs, accelerate the realization of taxable income and/or capital gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution in such tax year.

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Tax Law Change Risk: Tax law is subject to change, possibly with retroactive effect, or to different interpretations. For example, Congress continues to consider substantial changes to U.S. federal income tax laws, and some with retroactive effect, that could result in substantial adverse U.S. federal income tax consequences to the Fund and its shareholders. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

Performance Information

When the Parnassus Value Select ETF has been in operation for a full calendar year, performance information will be shown in this Prospectus and will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com.

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The Adviser

Parnassus Investments, LLC is the investment adviser to the Parnassus Value Select ETF. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the SAI.

Portfolio Managers

The Portfolio Managers are responsible for the day-to-day management of the Fund’s portfolio.

Krishna S. Chintalapalli, is a Portfolio Manager of the Parnassus Value Select ETF, and has served as a Portfolio Manager of the Fund since its inception.

Mark Zagata, CFA, is a Portfolio Manager of the Parnassus Value Select ETF and has served as a portfolio manager of the Fund since January 30, 2026.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the SAI.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 13 of the prospectus.

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Additional Summary Information

Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only APs may purchase or redeem. Creation Units generally consist of 10,000 shares, though this may change from time to time. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities or cash.

Tax Information

The Fund’s distributions generally will be taxable to you as ordinary income or capital gains regardless of whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable upon withdrawal from such arrangement.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objectives and Policies and Non-Principal Risks

Set forth below is information about the investment objectives and policies of the Funds and certain risks associated with the Funds. The Funds will notify shareholders of changes to their investment objectives and investment strategies, which may be made without obtaining shareholder approval.

Selection Process for Equity Securities

“Equity securities” consist of common stocks or securities that can be converted into common stocks, which include convertible bonds, convertible preferred stock, warrants, American Depositary Receipts and American Depositary Shares. In general, the Adviser uses six basic criteria in identifying equity securities eligible for the equity funds. Companies should be sound and priced attractively relative to their potential risk-return profile; have increasingly relevant products or services; have clear and durable competitive advantages; have a quality management team with incentives (such as equity ownership and incentive compensation plans) that encourage alignment with the company’s long-term goals; be suitable, at the time of purchase, for a multi-year investment; and meet Parnassus’s expectations for sustainable investment.

Once a security is purchased, the Adviser may continue to hold it even if the Adviser no longer believes it is undervalued or no longer possesses superior growth potential, as the case may be. Under normal circumstances, each of the Funds will have virtually all its assets invested in equity securities. If the Adviser cannot find enough securities that meet its investment criteria, the Funds may invest a substantial portion of their assets in money-market instruments (i.e., “cash” or cash equivalents).

Parnassus Core Select ETF

The Fund is an actively managed ETF whose objective is to achieve capital appreciation by investing primarily in a concentrated portfolio of equity securities using the Fund’s “core strategy.” Equity securities include common and preferred stock. Under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities selected using its core strategy. The Fund’s “core strategy” selects value stocks and growth stocks of companies for investment. Value stocks are stocks of companies that the Fund’s investment adviser believes are undervalued, which means that their current prices are less than the adviser believes they are worth. Growth stock are stocks of companies whose revenues, earnings, or cash flows the Fund’s investment adviser expects to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

The Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established companies. The Fund considers a large-cap company to be one that has a market capitalization that is greater than the median market capitalization of the Russell 1000 Index (which was $14.4 billion as of March 31, 2025) measured at the time of purchase. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The portfolio managers focus on seeking downside protection by purchasing investments for the Fund’s portfolio that the Fund’s investment adviser believes have less exposure to broad equity market risk taking into consideration the research and analysis performed on individual companies, the universe of holdings within the Fund’s portfolio, and the Adviser’s assessment of the market and applicable risks.

The Fund invests mainly in U.S. stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. In such cases, the Fund may purchase foreign securities directly on foreign markets. The Fund seeks to invest in equity securities that have the potential for capital appreciation. To determine a company’s prospects, the Fund’s investment adviser, Parnassus Investments, LLC, (the “Adviser”), reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s durable competitive advantage and management team. The Adviser assesses a company’s durable competitive advantage by determining how likely it is to ward off rivals for an extended time by looking for characteristics such as a high level of return on invested capital, a strong network effect (meaning there is a loyal base of customers or partners for whom cross-selling products can enhance the client experience), patents and regulatory licenses, high customer switching costs, an effective well-known brand, and/or low production costs relative to competitors.

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Parnassus Value Select ETF

The Fund is an actively managed ETF whose objective is to achieve capital appreciation by investing in a concentrated portfolio of equity securities using the Fund’s “value strategy.” Equity securities include common and preferred stock. Under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities selected through its value strategy. The Fund’s “value strategy” selects value stocks of companies for investment. Value stocks are stocks of companies that the Fund’s investment adviser believes are undervalued, which means that their current prices are less than the adviser believes they are worth.

The Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established companies. The Fund considers a large cap company to be one that has a market capitalization that is greater than the median market capitalization of the Russell 1000® Value Index (which was $13.5 billion as of March 31, 2025) measured at the time of purchase. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The Fund invests mainly in U.S. stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. In such cases, the Fund may purchase foreign securities directly on foreign markets. The Fund seeks to invest in equity securities that have the potential for capital appreciation. To determine a company’s prospects, the Fund’s investment adviser, Parnassus Investments, LLC, (the “Adviser”), reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s durable competitive advantage and management team. The Adviser assesses a company’s durable competitive advantage by determining how likely it is to ward off rivals for an extended time by looking for characteristics such as a high level of return on invested capital, a strong network effect (meaning there is a loyal base of customers or partners for whom cross-selling products can enhance the client experience), patents and regulatory licenses, high customer switching costs, an effective well-known brand, and/or low production costs relative to competitors.

Sustainable Investment Guidelines

As part of the Adviser’s investment approach, the Adviser seeks to invest in companies with sustainable business practices, in alignment with its investment philosophy set out herein and in its Principles and Sustainable Investment Policy (as discussed in further detail below), as the Adviser believes these factors are relevant to its assessment of quality and the risk-return profiles of companies in the Fund. This quality assessment is integrated as part of a holistic evaluation of fundamental attributes of the company across the Parnassus quality characteristics of competitive advantages, relevancy, management, sustainable business practices and valuation. The Adviser evaluates sustainable business factors primarily based on sector relevance and business conduct. As governance standards and market practices may differ considerably across international markets and regions, Parnassus applies context-specific evaluations for non-U.S. equity securities. Examples of factors the Adviser may consider in evaluating companies include but are not limited to: climate-related risk, product safety and quality, human capital management, environmental impacts of operations and products, community and stakeholder impacts, supply chain practices and corporate governance. The Adviser conducts a holistic evaluation for each company, and not all factors will necessarily be relevant to all companies.

The Adviser may utilize third-party research as well as proprietary research to evaluate the sustainability practices of issuers. The Adviser considers a variety of data and ratings metrics and does not rely exclusively on any single source of information for its evaluation of an issuer. This information and data, including from third party research providers, may be incomplete, inaccurate, or unavailable, or may present conflicting information and data with respect to an issuer, which in each case could cause the Portfolio Manager of the Fund to incorrectly assess an issuer’s business practices with respect to sustainable investment characteristics.

The sustainable business practices for all current holdings are reviewed at least annually to ensure the companies in the Funds continue to be consistent with the Adviser’s investment philosophy and expectations. The Adviser will evaluate on a case-by-case basis whether the Fund will continue to hold or sell a security if the Adviser believes a company’s fundamentals will deteriorate, if it believes a company’s stock has little potential for appreciation relative to other available opportunities, or if the company no longer meets the adviser’s expectations for sustainable business practices and the Adviser does not believe it is an appropriate investment for the Fund following such changes. The Adviser does not generally expect to

Prospectus • 2025

invest in companies that operate contrary to its Principles and Sustainable Investment Policy and investment philosophy as described in this prospectus. The Adviser recognizes that companies in which the Fund invests may not be representative of model sustainable business practices and that the Adviser’s judgment regarding such practices may differ from those made by others.

Depending on the accessibility and reliability of information regarding a particular company, the Adviser may apply sustainable business factors differently, apply slightly different factors, or give less relative weight to certain factors. Investors can differ in their views of what constitutes strong or weak performance on sustainable investment factors. As a result, the Fund may invest in issuers that do not reflect the views on sustainable investment practices of any particular investor.

Integration and Stewardship

The Adviser integrates sustainability-related risks and opportunities into investment decision making, proxy voting, and engagement strategies. The Adviser aims to invest in quality companies considering competitive advantages, relevance, management, sustainable business practices, and other factors that we believe are relevant to investment performance. We do not generally expect to invest in companies that operate contrary to our Principles and Sustainable Investment Policy and investment philosophy as described in this prospectus.

The Adviser may use strategic engagement with company management teams to encourage improvements in strategy, execution, governance and sustainability-related risks and opportunities at companies held in the Funds. Such engagement may include the submission of non-binding shareholder proposals that recommend specific changes which the Adviser believes will help a portfolio company better manage long-term risks and opportunities that may affect shareholder value. The Adviser votes proxies consistent with its proxy voting policies and procedures, which are stated in the SAI.

Parnassus’s Principles and Sustainable Investment Policy describe the Adviser’s approach to investing and outline the conduct the Adviser believes will help companies succeed and create enduring value for investors. This means selecting companies for their investment potential to help investors reach their long-term investment goals and to enable the business, its shareholders, employees, customers, and the communities in which it resides to benefit from its activities over time. The Adviser believes that companies with strong governance practices and that integrate environmental and social factors into decision making may better manage and mitigate financial and reputational risks, build more resilient and sustainable businesses and identify long-term opportunities for leadership and innovation. The Adviser believes that strong sustainability practices and performance can be signs of an effective management team and a long-term, strategic orientation that aligns with the Adviser’s investment goals. For more information, our Principles and Sustainable Investment Policy are available on our website at www.parnassus.com.

Non-Principal Strategies and Risks

In addition to the principal risks under the caption “Summary Section,” and incorporated herein by reference, there are non-principal risks related to the Funds’ investments, as discussed below. A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. To the extent that the assets of a Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.

Specifically, for temporary purposes, a Fund may invest in money-market securities, which is a non-principal investment strategy. Although a money-market instrument is designed to be a relatively low-risk investment, it is not free of risk. For example, increases in interest rates may negatively impact money-market instruments.

Cybersecurity matters are a non-principal risk of the Funds. For example, cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Adviser and/or the Funds’ service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

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Disclosure of Portfolio Holdings

Information about the Funds’ daily portfolio holdings will be available on the Funds’ website at www.parnassus.com. The SAI for the Funds, which is incorporated by reference into this prospectus,

contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings. These policies and procedures are also available on the Funds’ website, www.parnassus.com.

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Management of the Funds

Parnassus Investments, LLC is a registered investment adviser and is the investment manager of the Funds. The Investment Manager’s address is 1 Market Street, Suite 1600, San Francisco, CA 94105.

The lead Portfolio Manager(s) and/or any other Portfolio Manager(s) of a Fund are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. While decisions are generally made by consensus, the lead Portfolio Manager (if any) exercises final discretion in the event of any conflict.

Todd C. Ahlsten is the lead Portfolio Manager of the Parnassus Core Select ETF. He is also the lead Portfolio Manager of the Parnassus Core Equity Fund and has been a Portfolio Manager of that Fund since 2001. He is an Executive Vice President and Chief Investment Officer at Parnassus Investments, where he has worked since 1995, and is also a Vice President of the Funds.

Benjamin E. Allen is a Portfolio Manager of the Parnassus Core Select ETF. He is also a Portfolio Manager of the Parnassus Core Equity Fund and has served in that capacity since 2012. He is President and Chief Executive Officer of Parnassus Investments, where he has worked since 2005, and is also President and a Trustee of the Funds.

Andrew S. Choi is a Portfolio Manager of the Parnassus Core Select ETF. He is also the lead Portfolio Manager of the Parnassus Growth Equity Fund and has served in this capacity since 2022. He is also a Portfolio Manager of the Parnassus Core Equity Fund and has served in this capacity since 2022. He is a Senior Analyst at Parnassus Investments, where he has worked since 2018.

Krishna S. Chintalapalli, is the Portfolio Manager of the Parnassus Value Select ETF. He is also the Portfolio Manager of the Parnassus Value Equity Fund and has served as a portfolio manager of that Fund since 2022. He is a Senior Analyst at Parnassus Investments, where he has worked since 2022. Prior to joining Parnassus, Krishna was Vice President of Global Equities at Ariel Investments from 2018-2022.

Mark Zagata, CFA, is a Portfolio Manager of the Parnassus Value Select ETF and has served as a portfolio manager of the Fund since January 30, 2026. Mr. Zagata previously served as Director of Equities Research, Portfolio Manager and Securities Analyst of Boston Trust Walden Company, where he was employed from 2008 - 2026.

The SAI for the Funds, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Each of the Funds, under an Investment Advisory Agreement between the respective Fund and the Adviser, pays the Adviser a fee. The Parnassus Core Select ETF pays the Adviser a unitary management fee at the annual rate of 0.58%, and the Parnassus Value Select ETF pays the Adviser a unitary management fee at the annual rate of 0.59%. Pursuant to the unitary management fee, the Adviser will pay all of the Funds’ expenses, except for the following: advisory and sub-advisory fees, costs of holding shareholder meetings, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, legal fees and expenses relating to arbitration or litigation, and other non-routine or extraordinary expenses. The Adviser has agreed to reduce its unitary management fee to 0.58% of the average daily net assets through at least May 1, 2026, for the Parnassus Core Select ETF, and to reduce its unitary management fee to 0.59% of the average daily net assets through at least May 1, 2026, for the Parnassus Value Select ETF. The fee is computed and payable at the end of each month.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement for the Funds with Parnassus Investments, LLC is available in the Funds’ most recent Form N-CSR.

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Investing in Parnassus ETFs

How to Purchase and Redeem Shares

The Funds issue and redeem shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 10,000 shares, though this may change from time to time. A Fund generally issues and redeems Creation Units in exchange for a portfolio of securities, assets or other positions closely approximating the holdings of the Fund (referred to as a “basket” or “Deposit Securities”) and an amount of U.S. cash to account for any difference between the value of the basket and the net asset value of the Creation Units.

Only APs may acquire shares directly from a Fund, and only APs may tender their shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, shares trade in the secondary market in quantities less than a Creation Unit.

A Fund is permitted to use custom baskets (namely, a basket that is composed of a non-representative selection of the Fund’s portfolio holdings or a representative basket that is different from the initial basket used in transactions on the same business day) if their use is in the best interests of the Fund and its shareholders. The Fund maintains written policies and procedures that set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters; and specify the titles or roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters.

Most investors buy and sell shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy shares, and receive less than NAV when you sell those shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding shares.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of shares. To provide additional information regarding the indicative value of shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for shares as calculated by an information provider or market data vendor. The Funds are not involved in or responsible for any aspect of the calculation or dissemination of the IIV and make no

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representation or warranty as to the accuracy of the IIV. If the calculation of the IIV is based on the basket of Deposit Securities and/or a designated amount of U.S. cash, such IIV may not represent the best possible valuation of a Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolio at a particular point in time and does not include a reduction for the fees, operating expenses, or transaction costs incurred by the Fund. The IIV should not be viewed as a “real-time” update of a Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions of shares. In determining not to approve a written, established policy, the Board of Trustees of each Fund (the “Board”) evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem shares directly with the Funds, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs which are done in Creation Units. However, the Board has also determined that frequent purchases and redemptions of Creation Units for cash may increase portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions of Creation Units, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Net Asset Value

The NAV for the Funds will be calculated on each day the NYSE is open for trading. If the NYSE is not open, then the Funds do not determine their net asset value, and investors may not purchase or redeem shares of the Funds. The NYSE is closed for trading on weekends, New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial

Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. The NAV of the Funds will usually be calculated as of the close of trading on the NYSE at 4:00 p.m. Eastern Time. If the NYSE closes early, then the NAV of the Funds will be calculated as of the early close of the NYSE.

The NAV per share is the value of a Fund’s assets, less its liabilities, divided by the number of outstanding shares of that Fund. In general, the value of the Funds’ portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) securities for which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The fair value of a security may differ from the last quoted price, and a Fund may not be able to sell a security at the fair value. See the SAI for more details.

The Board of Trustees has appointed the Adviser as the Funds’ valuation designee under Rule 2a-5 of the 1940 Act, to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. As the valuation designee, the Adviser has established procedures for its fair valuation of the Funds’ portfolio investments.

Investments by Registered Investment Companies

Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain SEC rules, including Rule 12d1-4.

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Rule 12d1-4 allows, subject to certain conditions, a Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act. In order for a registered investment company to invest in shares of a Fund beyond the limitations of Section 12(d)(1), the registered investment company must enter into an agreement with the Fund and comply with certain terms and conditions set forth in Rule 12d1-4.

Index Descriptions

Russell 1000® Index

The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible. The Russell 1000® Index is a trademark of the Frank Russell Company. The index is used herein for comparative purposes in accordance with SEC regulations.

Russell 1000® Value Index

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible. The Russell 1000® Value Index is a trademark of the Frank Russell Company. The index is used herein for comparative purposes in accordance with SEC regulations.

Additional Information Specific to Foreign (Non-U.S.) Securities

The values of any foreign securities held by the Funds are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Fund’s pricing policies. The Funds generally use the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Funds and the Adviser.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the NAVs of the Funds may be affected on days when shareholders are not able to purchase or redeem shares. For valuation purposes, quotations of foreign portfolio securities and other assets and liabilities stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

Distributor

The Distributor is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Premium/Discount Information

Each Fund is new and therefore does not have any information regarding how often shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund. Once available, this information will be presented, free of charge, on the Fund’s website at www.parnassus.com.

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Distributions and Taxes

The following discussion regarding U.S. federal income taxes is very general and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and you as a shareholder. Except as specifically noted, the discussion does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for additional U.S. federal income tax information. This discussion is not intended as a substitute for careful tax planning. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about U.S. federal, state, local, and/or non-U.S. tax considerations that may be relevant to your specific tax situation.

Each Fund will make distributions of net investment income annually and each Fund will distribute realized net capital gains, if any, at least annually. Each Fund reserves the right to make additional payments of dividends or distributions at any other time in the year.

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (a “RIC”). A RIC is generally not subject to tax at the corporate level on net income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund’s failure to qualify as a RIC would result in corporate-level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

The Funds’ distributions, whether received in cash or additional shares of a Fund, may be subject to U.S. federal, state and local income taxes. These distributions may be taxed as ordinary income, qualified dividend income or long-term capital gain.

Distributions from a Fund’s net investment income (other than potentially qualified dividend income) are generally taxable to you as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by the Fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations (as long as certain holding period requirements are met at both the shareholder and Fund level) and may be taxable at the same rate as net capital gains to noncorporate shareholders. Other distributions are generally taxable as ordinary dividends.

Corporate shareholders may be able to deduct a portion of their distributions under the dividends received deduction when determining their taxable income.

If you purchase Fund shares shortly before a Fund makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase Fund shares that have at a time when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the resulting gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation. The Funds will notify you of the tax characterization of its distributions after the end of each calendar year.

You generally will recognize a capital gain or loss on a sale of Fund shares in an amount equal to the difference between the amount received and your tax basis in such shares. Such capital gain or loss generally is treated as long-term capital gain or loss if the Fund shares have been held for more than one year at the time of sale. When you receive a Fund distribution or sale proceeds, you may be subject to backup withholding.

Taxes on Purchases and Redemptions of Creation Units

An AP that exchanges cash and securities for Creation Units generally will recognize a gain or loss equal to the difference between the fair market value of the Creation Units and the sum of such cash plus the AP’s tax basis in such securities at the time of the exchange. Any such gain or loss generally will be a capital gain or loss if such securities were held as capital assets, and generally long-term capital gain or loss if such securities were held for more than one year at the time of the exchange.

An AP that exchanges Creation Units for cash and securities generally will recognize a gain or loss equal to the difference between the sum of such cash and the fair market value of such securities and the AP’s tax basis in such Creation Units at the time of the

Prospectus • 2025

exchange. Any such gain or loss generally will be a capital gain or loss if the Creation Units were held as capital assets, and generally long-term capital gain or loss if such Creation Units were held for more than one year at the time of the exchange.

APs who are dealers in securities are subject to different tax treatment on the exchange for or redemption of Creation Units. APs purchasing or redeeming Creation Units should consult their own tax advisors.

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Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the fiscal period shown. Certain information may reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the year ended December 31, 2024 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Audited Financial Statements of the Funds as filed on Form N-CSR, which is available upon request.

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for the period ended December 31, 2024:

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Core Select ETF
For the period ended December 31, 2024(e)	$25.06	$0.01		$(1.04)	$(1.03)	$–	$–	$–
Parnassus Value Select ETF
For the period ended December 31, 2024(e)	25.02	0.00	(f)	(1.18)	(1.18)	–	–	–

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Net Asset Value End of Period	Net Assets End of Period (000s)	Total Return at Net Asset Value(b)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$24.03	$2,884	(4.11)%	0.58	%(c)	0.58	%(c)	0.55	%(c)	–	%(d)

23.84	1,192	(4.72)	0.59	(c)	0.59	(c)	0.08	(c)	–	(d)

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.

(c) Annualized

(d) Portfolio turnover rate is not annualized for periods less than one year and does not include in-kind transactions, if any, from processing creations or redemptions.

(e) The Parnassus Core Select ETF and the Parnassus Value Select ETF commenced operations on December 11, 2024, and the period shown is from December 11, 2024 through December 31, 2024.

(f) Amount less than $0.01.

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General Information

PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, California 94105, is the Funds’ independent registered public accounting firm.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is the Funds’ custodian, sub-administrator, transfer agent and accounting agent.

Parnassus Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, is the Funds’ distributor.

Householding Consent

Householding is a process in which shareholders who share an address and have the same last name will be sent only one copy of shareholder documents, including Prospectuses, supplements, shareholder reports, notices, proxy statements, and other similar documents. This process does not apply to account statements. Householding for the Funds may be available through your broker-dealer, and you should contact your broker-dealer to enroll in householding. Once enrolled, this process will continue indefinitely unless you instruct your broker-dealer otherwise. If you prefer not to have these documents householded, please contact your broker-dealer. At any time you may view current Prospectuses, supplements, and shareholder reports at www.parnassus.com.

Electronic Delivery

Shareholders may sign up with their broker-dealer for electronic delivery of account statements, Prospectuses, tax forms, and shareholder reports. To enroll in electronic delivery, please contact your broker dealer and complete the information requested by your broker-dealer, which will include the email address where you would like to receive notifications for electronic documents. If you change your mind, you can cancel electronic delivery at any time and revert to physical delivery of your materials by contacting your broker-dealer.

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Privacy Policy and Practices

Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential shareholders. Given the nature of the operations of the Parnassus Core Select ETF and the Parnassus Value Select ETF, the Funds do not anticipate collecting or having material nonpublic personal information regarding their shareholders. Nonetheless, we have always treated personal information as confidential and have adopted written policies and procedures for the protection of nonpublic personal information, as discussed below.

What Information We Have

While the Funds do not anticipate having nonpublic personal information about shareholders, to the extent they had any such information it would consist of the following:

∎	A shareholder’s name, address, e-mail address, phone number, social security number or tax identification number, assets, income and date of birth; and

∎

Information about a shareholder’s transactions with us, our affiliates or others, such as your account number, balance, positions, activity, history, cost basis information and other financial information.

What Information We Disclose

We do not disclose any non-public personal information about our shareholders or former shareholders to any third parties, except as permitted or required by law. Parnassus will share information with affiliates if the information is required to provide a product or service a shareholder has requested. In addition, we may share such information with non-affiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that a shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law. For example, we may provide such information to third parties in the course of servicing an account, such as identity-verification service providers. These companies are authorized to use personal information only as necessary to provide these services to us. Relationships with these parties shall be pursuant to a non-disclosure agreement, protecting the release of shareholder information. We may also disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud or complying with an inquiry by a government agency or regulator.

How We Protect Your Information

We restrict access to nonpublic personal information about shareholders to those persons who need to know that information to provide products or services to shareholders. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of nonpublic personal information.

We will continue to adhere to the privacy policies and practices in this notice even if an account is closed or becomes inactive.

Additional Rights

Shareholders may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to nonpublic personal information.

How to Contact Us

Please call us at (855) 514-4443 if you have any questions regarding our privacy policy. We are open Monday through Friday from 9 a.m. to 5 p.m. Eastern Time.

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Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Ropes & Gray LLP

3 Embarcadero Center

San Francisco, CA 94111

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

At any time you may view current Prospectuses, supplements, and shareholder reports at www.parnassus.com. You can obtain additional information about each of the Funds in the statement of additional information (SAI) dated April 28, 2025 as Amended and Restated January 30, 2026, which has been filed with the Securities and Exchange Commission (SEC) and is incorporated in this prospectus by reference (namely, it legally forms a part of the prospectus). Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. The Funds also publish an annual and a semiannual report each year that discuss the Funds’ holdings and how recent market conditions as well as the Funds’ investment strategies affected performance. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements. For a free copy of any of these documents or to ask questions about the Funds, call the Parnassus Funds at (855) 514-4443.

The Funds make available the SAI, the annual and semiannual reports, and other information, such as Fund financial statements, free of charge, on their Internet website (http://www.parnassus.com). The general public can review and copy information about the Funds (including the SAI) on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Investment Company Act File Number for Parnassus Funds II is 811-06673.

1 Market Street, Suite 1600, San Francisco, CA 94105^www.parnassus.com

April 28, 2025 (As Amended and Restated January 30, 2026)

STATEMENT OF ADDITIONAL INFORMATION FOR

Parnassus Core Select ETF	(PRCS)
Parnassus Value Select ETF	(PRVS)

Parnassus Funds II

1 Market Street, Suite 1600

San Francisco, CA 94105

(855) 514-4443

This statement of additional information (“SAI”) relates to the Parnassus Core Select ETF and the Parnassus Value Select ETF (collectively, the “Funds”), each a series of the Parnassus Funds II (formerly Parnassus Income Funds) trust. This SAI is not a prospectus and should be read in conjunction with the current prospectus of the Funds dated April 28, 2025 as Amended and Restated January 30, 2026, as supplemented from time to time.

The Funds’ audited financial statements for the fiscal year ended December  31, 2024 are incorporated into this SAI by reference to the Funds’ Audited Financial Statements dated December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2025 on Form N-CSR, as amended on March 7, 2025. This means that you should consider the Funds’ audited financial statements to be part of the SAI. You may obtain a free copy of the prospectus and N-CSR filing, as well as the Funds’ annual report or semiannual report, when available, by calling the Funds at (855) 514-4443, writing to the Funds at the above address or visiting the Funds’ website, www.parnassus.com.

INVESTMENT OBJECTIVES AND POLICIES

The Parnassus Funds II (formerly, Parnassus Income Funds) trust is a Massachusetts business trust that was organized on August 8, 1990, and is an open-end management investment company. The trust currently consists of one diversified portfolio, the Parnassus Core Equity Fund, with the Parnassus Core Select ETF and the Parnassus Value Select ETF being newly formed as series of the trust. Each Fund is managed by Parnassus Investments, LLC (“Parnassus Investments” or the “Adviser”). This Statement of Additional Information (“SAI”) relates only to the Parnassus Core Select ETF and the Parnassus Value Select ETF (each a “Fund” and, collectively, the “Funds”).

The investment objective of the Parnassus Core Select ETF and the Parnassus Value Select ETF is to achieve long-term capital appreciation. The Funds’ prospectus describes the investment objective and principal investment strategies of each Fund.

Each Fund is a “non-diversified” fund. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer and to no more than 10% of the outstanding voting securities of such issuer (each as excepting, among others, obligations of the U.S. government, its agencies or instrumentalities (“U.S. government securities”)), and with respect to the remaining 50% of its total assets, it is, among other requirements, restricted from investing more than 25% of its total assets in the securities of any one issuer (subject to certain exceptions). Because each Fund is non-diversified (meaning that compared to diversified funds, a Fund may invest a greater percentage of its assets in a more limited number of issuers), the Funds’ shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified fund. Thus, a non-diversified fund may be more volatile because each stock in which it invests will have greater impact on the fund’s performance.

The Funds offer and issue shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Funds generally offer and issue shares in exchange for a basket of securities included in their portfolios (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the New York Stock Exchange (the “Exchange”) and trade on the Exchange at market prices that may differ from the shares’ NAV.

Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 10,000 shares though this may change from time to time. Creation Units are not expected to consist of fewer than 10,000 shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities.

The Funds are permitted to use custom baskets (namely, a basket that is composed of a non-representative selection of the Funds’ portfolio holdings or a representative basket that is different from the initial basket used in transactions on the same business day) if their use is in the best interests of the Funds and their shareholders. The Funds maintain written policies and procedures that set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Funds and their shareholders, including the process for any revisions to, or deviations from, those parameters; and specify the titles or roles of the employees of the investment adviser who are required to review each custom basket for compliance with those parameters.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Funds cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Funds may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

Investment Restrictions

The Funds have adopted the following investment restrictions (in addition to those indicated in the prospectus) as fundamental policies that may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the applicable Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of a Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

Except with the approval of a majority of the outstanding voting securities, the Funds may not:

(1)	Purchase any security if, as a result, any Fund would have 25% or more of its net assets (at current value) invested in a particular industry or group of industries.

(2)	Purchase securities on margin (however, the Funds may obtain such short-term credits as may be necessary for the clearance of transactions).

(3)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(4)

Issue senior securities, borrow money or pledge their assets, except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while any borrowings are outstanding.

(5)

Buy or sell commodities or commodity contracts, including futures contracts or real estate, real estate limited partnerships or other interests in real estate. (The 1940 Act currently permits investments in commodities.) Each Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.

(6)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, each Fund may be deemed to be an underwriter under certain federal securities laws.

(7)	Participate on a joint (or joint and several) basis in any trading account in securities.

(8)

Invest in securities of other registered investment companies, except that each Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction does not apply to a transaction that is a part of a merger, consolidation or other acquisition or regarding collateral held for securities lending arrangements, which are deposited into money-market funds.

(9)

Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although each Fund may invest in the common stocks of companies that invest in or sponsor such programs.

(10)

Make loans, except through repurchase agreements; however, the Funds may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund’s investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to a Fund’s borrowing of money. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

Portfolio Turnover

The Funds were newly organized on December 11, 2024, and did not have any portfolio turnover for the fiscal year ended December 31, 2024.

Operating Policies

Each of the Funds has adopted the following operating policies, which may be changed by a vote of the majority of the Funds’ Trustees:

(1)	A Fund may purchase warrants up to a maximum of 5% of the value of its total net assets.

(2)	A Fund may not hold or purchase foreign currency except as may be necessary in the settlement of foreign securities transactions.

(3)

A Fund may not make illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. An “illiquid security” is a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or fewer without the sale or disposition significantly changing the market value of the security. Illiquid securities may include, among others, the following: (i) those which are restricted (namely, those which cannot freely be resold for legal or contractual reasons); (ii) fixed time-deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the illiquid securities generally do not include obligations that are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or securities eligible for resale under Rule 144A of the Securities Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.

(4)

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is an operating policy of the Parnassus Core Select ETF that under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities selected using its core strategy. The “core strategy” selects value stocks and growth stocks of companies for investment. Value stocks are stocks of companies that the Fund’s investment adviser believes are undervalued, which means that their current prices are less than the adviser believes they are worth. Growth stock are stocks of companies whose revenues, earnings, or cash flows the Fund’s investment adviser expects to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is an operating policy of the Parnassus Value Select ETF that under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities selected using its value strategy. The Fund’s “value strategy” selects value stocks of companies for investment. Value stocks are stocks of companies that the Fund’s investment adviser believes are undervalued, which means that their current prices are less than the adviser believes they are worth. If the Board of Trustees determines to change this non-fundamental policy for these Funds, the Funds will provide 60 days prior written notice to the shareholders before implementing the change of policy. Clarifications or revisions to a Fund’s 80% investment policy that are not expected to alter how the Fund is managed are not considered changes that require notice.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred. Any changes in a Fund’s operating policies made by the Board of Trustees (as defined below) will be communicated to shareholders prior to their implementation.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). See below for a discussion of recent market developments.

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, potentially at unfavorable prices. Securities may be difficult to value during such periods.

Fiscal, economic, monetary or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. There is a risk that policy changes by the United States and the Federal Reserve, as well as certain foreign central banks like the European Central Bank, could include increasing interest rates, which may negatively affect the Funds. A significant increase in interest rates may cause a decline in the market for equity securities and, as a result, the value of a Fund’s equity securities. These events and potential resulting market volatility could limit or preclude a Fund’s ability to achieve its investment objective and affect its performance.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or the Adviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect such Fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries.

Recent Market Conditions and Events

Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to occur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. Risks associated with rising inflation, trade tensions, ongoing armed conflicts such as between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East or elsewhere, the risk of trade disputes and the possibility of changes to some international trade agreements, the impact of epidemic and pandemic diseases, and risks associated with the level of central banks, interest rate increases, political events, rising government debt in the U.S. and the possibility of a national or global recession, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Funds invest.

Foreign Equity Securities

Each Fund may each purchase foreign securities and American Depositary Receipts (“ADRs”) of foreign companies up to a maximum of 20% of the value of their total net assets. In addition to ADRs, such Funds may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts (“CDRs”)) are similar to ADRs, but are usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value). When determining whether a company’s equity securities are considered to be a “foreign security,” the Adviser typically refers to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of investing outside the U.S.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. As noted above, ongoing armed conflicts such as between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East or elsewhere, have impacted foreign markets, and these conflicts may expand and military attacks could occur elsewhere in Europe. Europe also has been experiencing mass migration from the Middle East and Africa. The ultimate effects of these events and other sociopolitical or geographical issues are not known, but could profoundly affect global economies and markets.

Political developments impacting international trade, including trade disputes and increased tariffs, for example between the U.S. and China, Canada and China and/or the U.S. and the United Kingdom or European Union (or its member states), may negatively impact markets and cause weaker macroeconomic conditions. Markets may be materially adversely affected by political, economic or social instability or events, including the renegotiation or nullification of agreements and treaties, the imposition of onerous regulations, embargoes, sanctions, and fiscal policy, changes in laws governing existing operations, financial constraints, including currency restrictions and exchange rate fluctuations, confiscatory taxation and the behavior of international public officials, joint venture partners or third-party representatives. Additionally, trade disputes, tariffs, sanctions, embargoes and other protectionist or retaliatory measures that may be imposed by the U.S. or other countries could adversely affect global trade, economic activity and market confidence. Trade conflicts may also escalate into military or diplomatic confrontations, which could further increase market volatility and geopolitical risk. A Fund may not be able to anticipate or effectively manage the impact of these events, which could result in losses to the Fund. Any attempt by a Fund to hedge against or otherwise protect its portfolio, or to profit from such circumstances, may fail and, accordingly, an investment in a Fund could lose money over short or long periods.

Change or Influence Control Over Portfolio Companies

As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views on matters of policy to the company’s management, board of directors and other shareholders when a policy may affect the value of the Fund’s investment or impact the Funds’ sustainable investment considerations. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management; provided that the Funds do not currently anticipate taking such actions. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose, or influence a company’s decision-making, (b) to seek changes in a company’s management or board of directors, (c) to effect the sale of all or some of a company’s assets, (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company, or (e) to serve as lead plaintiff in a matter related to a portfolio company.

Investing for purposes of changing or influencing control of management could result in additional expenses to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict a Fund’s ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing to effect control, which might adversely affect the Fund’s liquidity as well as the sale price of those securities. Finally, greater public disclosure may be required regarding a Fund’s investment and trading strategies in regulatory filings relating to such securities.

Limited Partnerships

Each of the Funds may also invest up to 5% of their total net assets in venture-capital limited partnerships. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed through to its limited partners, such as the Fund, who include their allocated share of the partnership’s income and expenses in their own calculations of income and expense. Limited partnership units are illiquid (and are subject to the restriction on illiquid investments discussed above) and subject to contractual transfer restrictions; thus, a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. A Fund’s liability generally is limited to the amount of its commitment to the partnership. When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

Repurchase Agreements

Each of the Funds, to the extent consistent with its investment objective and investment strategies, may purchase the following securities, subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities that are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time a Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and will continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements with a maturity of more than seven days are considered to be illiquid and are subject to the restriction on illiquid investments discussed above. A Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund in question. However, there may be delays and costs in establishing a Fund’s rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Funds’ custodian, either directly or through a securities depository.

Lending Portfolio Securities

To generate additional income, each of the Funds may lend its portfolio securities to broker-dealers (“brokers”), banks or other institutional borrowers of securities. The borrower, at all times during the loan, must maintain with the applicable Fund cash, U.S. government securities or equivalent collateral or provide to the Fund an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund in question. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. government securities, a Fund may invest the collateral in U.S. government securities or short-term, high-quality money-market instruments with maturities of 397 days or less, which may also include other money-market funds that are registered investment companies. The Funds’ sustainable investment considerations may not be applied to investments made with the collateral. While a Fund does not have the right to vote securities that are on loan, each of the Funds intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and a Fund can demand repayment at any time.

For the fiscal year ended December 31, 2024 the Funds did not participate in securities lending activities, and as such did not earn any income or incur costs associated with securities lending activities.

Convertible Securities

Each Fund, to the extent consistent with its investment objective and investment strategies, may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company, depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stock

Each Fund, to the extent consistent with its investment objective and investment strategies, may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate-level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-favorable treatment under the Code or to maintain exemption from the 1940 Act.

Exchange-Traded Funds

The risks of investing in exchange-traded funds (“ETFs”), or other investment companies, typically reflect the risks of the types of instruments in which the ETFs invest. By investing in another investment company, a Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. A Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective.

ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

Ordinarily, pursuant to Section 12(d)(1) of the 1940 Act a Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations. Registered investment companies are permitted to invest in an ETF beyond the limits set forth in Section 12(d)(1), subject to certain SEC rules, including Rule 12d1-4. Rule 12d1-4 allows, subject to certain conditions, a Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

Investments in ETFs are also subject to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. An ETF has a limited number of financial institutions that may act as Authorized Participants (“AP”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling shares of an ETF, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Market Price Risk. Shares of an ETF may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of an ETF will approximate the ETF’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading Risk. Although shares of an ETF are listed for trading on a stock exchange, there can be no assurance that shares will trade with any volume, or at all, on the stock exchange. In stressed market conditions, the liquidity of shares of an ETF may begin to mirror the liquidity of the ETF’s underlying portfolio holdings, which can be significantly less liquid than the shares.

United States Government Obligations

The Funds may invest in U.S. government obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Artificial Intelligence

Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to a Fund and may adversely impact markets, the overall performance of a Fund’s investments, or the services provided by a Fund’s service providers, including, without limitation, a Fund’s investment adviser, fund accountant, custodian, or transfer agent. For example, issuers in which a Fund invests and/or service providers to the Funds may use or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate, or biased leading to adverse effects for a Fund. Additionally, the use of AI Technologies could impact the market as a whole, including by way of use by malicious actors for market manipulation, fraud, and cyberattacks and may face regulatory scrutiny in the future. Actual use of AI Technologies by a Fund’s service providers and issuers in which a Fund invests will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve. It is impossible to predict the full extent of future applications or regulations and the current or future risks related thereto.

Cybersecurity Considerations

With the increased use of technologies such as mobile devices and internet-based or “cloud” applications, and the dependence on the internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Furthermore, as a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware.

Cybersecurity incidents affecting the Adviser, other service providers to the Funds or their stockholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their stockholders, interference with the Funds’ ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to transact business and the Funds to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private stockholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties.

The use of internet- or cloud-based programs, technologies and data storage applications generally heightens cyber risks. Any of such circumstances could subject a Fund to substantial losses, including losses relating to misappropriation of assets, intellectual property or confidential information; corruption, deletion or destruction of data; physical damage and repairs to systems; reputational harm; financial losses from remedial actions; and/or disruption of operations. Third parties, including activist, criminal, nation-state or terrorist actors, may also attempt fraudulently to induce Fund personnel to disclose sensitive information (including passwords) to gain access to data, accounts, funds or other assets, or otherwise to inflict harm.

Cybersecurity risks are greater during periods of business disruption, particularly during long periods of disruption that require an increase in telecommuting, or by other widespread public health emergencies or other natural or man-made disasters.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or fewer without the sale or disposition significantly changing the market value of the investment. Each Fund will take into account relevant market, trading and investment-specific considerations when determining whether a security is an illiquid security. Illiquid securities may include those securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.

The Funds have implemented a liquidity risk management program and related procedures to identify illiquid securities pursuant to Rule 22e-4 of the 1940 Act, and the Board of Trustees has approved the administrator of the liquidity risk management program. A determination of whether a security is illiquid is based upon guidelines contained in the Funds’ liquidity risk management program and depends upon relevant facts and circumstances, as discussed above. The Board of Trustees will review no less frequently than annually a written report prepared by the administrator of the Funds’ liquidity risk management program that addresses the operation of the program and assesses its adequacy and effectiveness of implementation.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price that prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees.

Sustainable Investment Policy

As part of the Adviser’s investment approach, the Adviser seeks to invest in companies with sustainable business practices, in alignment with its investment philosophy set out in the prospectus and in its Principles and Sustainable Investment Policy (as discussed in further detail below), as the Adviser believes these factors are relevant to its assessment of quality and the risk-return profiles of companies in the Fund. This quality assessment is integrated as part of a holistic evaluation of fundamental attributes of the company across the Parnassus quality characteristics of competitive advantages, relevancy, management, sustainable business practices and valuation. The Adviser evaluates sustainable business factors primarily based on sector relevance and business conduct. As governance standards and market practices may differ considerably across international markets and regions, the Adviser applies context-specific evaluations for non-U.S. equity securities. Examples of factors the Adviser may consider in evaluating companies include but are not limited to: climate-related risk, product safety and quality, human capital management, environmental impacts of operations and products, community and stakeholder impacts, supply chain practices and corporate governance. The Adviser conducts a holistic evaluation for each company, and not all factors will necessarily be relevant to all companies.

The sustainable business practices for all current holdings are reviewed at least annually to ensure the companies in the Funds continue to be consistent with the Adviser’s investment philosophy and expectations. The Adviser will evaluate on a case-by-case basis whether a Fund will continue to hold or sell a security if the Adviser believes a company’s fundamentals will deteriorate, if it believes a company’s stock has little potential for appreciation relative to other available opportunities, or if the company no longer meets the Adviser’s expectations for sustainable business practices and the Adviser does not believe it is an appropriate investment for the Fund following such changes. The Adviser does not generally expect to invest in companies that operate contrary to its Principles and Sustainable Investment Policy and investment philosophy as described in the prospectus.

Depending on the accessibility and reliability of information regarding a particular company, the Adviser may apply sustainable business factors differently, apply slightly different factors, or give less relative weight to certain factors. Investors can differ in their views of what constitutes strong or weak performance on sustainable investment factors. As a result, a Fund may invest in issuers that do not reflect the views on sustainable investment practices of any particular investor. The Adviser recognizes that companies in which the Fund invests may not be representative of model sustainable business practices and that the Adviser’s judgment regarding such practices may differ from those made by others. Sustainable investment considerations may affect a Fund’s exposure to certain companies or industries and the Fund may forego certain investment opportunities as we believe these considerations are relevant to our assessment of quality and the risk-return profile of companies in the Fund’s portfolios. While the Funds view sustainable investment considerations as having the potential to contribute positively to long-term performance, there is no guarantee that such results will be achieved.

The Adviser may utilize third-party research as well as proprietary research to evaluate the sustainability practices of issuers. The Adviser considers a variety of data and rating metrics and does not rely exclusively on any single source of information for its evaluation of an issuer. This information and data, including from third party research providers, may be incomplete, inaccurate, or unavailable, or may present conflicting information and data with respect to an issuer, which in each case could cause the Portfolio Manager(s) of a Fund to incorrectly assess an issuer’s business practices with respect to sustainable investment characteristics.

Integration and Stewardship

The Adviser integrates sustainability-related risks and opportunities into investment decision making, proxy voting, and engagement strategies. The Adviser aims to invest in quality companies considering competitive advantages, relevance, management, sustainable business practices, and other factors that we believe are relevant to investment performance. We do not generally expect to invest in companies that operate contrary to our Principles and Sustainable Investment Policy and investment philosophy as described in the prospectus.

The Adviser may use strategic engagement with company management teams to encourage improvements in strategy, execution, governance and sustainability-related risks and opportunities. Such engagement may include direct communication, such as letters, emails, phone calls or in-person meetings with company management teams to encourage positive change on sustainable investment factors. In markets where shareholder proposals may be submitted, such engagement may also include the submission of non-binding shareholder proposals that recommend specific changes which the Adviser believes will help a portfolio company better manage long-term risks and opportunities that may affect shareholder value. As non-binding recommendations to management of the applicable company, the shareholder proposals do not have the effect or purpose of changing or influencing control of the company. The Funds do not presently anticipate submitting binding shareholder proposals or seeking to change the board of directors of portfolio companies by nominating persons to serve as directors but reserve the right to do so in the future. See the discussion under “Change or Influence Control Over Portfolio Companies” for risks related to such actions.

The Adviser votes proxies consistent with its proxy voting policies and procedures, which are stated in this SAI. For non-U.S. equity securities, governance standards and market practices may differ considerably. For this reason, Parnassus applies context-specific proxy voting standards in each market.

Parnassus’s Principles and Sustainable Investment Policy describe the Adviser’s approach to investing and outline the conduct that the Adviser believes will help companies succeed and create enduring value for investors. This means selecting companies for their potential to help investors reach their long-term investment goals and to enable the business, its shareholders, employees, customers, and the communities in which it resides to benefit from its activities over time. The Adviser believes that companies with strong governance practices and that integrate environmental and social factors into decision making may better manage and mitigate financial and reputational risks, build more resilient and sustainable businesses, and identify long-term opportunities for leadership and innovation. The Adviser believes that strong sustainability practices and performance can be signs of an effective management team and a long-term, strategic orientation that aligns with the Adviser’s investment goals. We apply this approach because we believe that strong sustainable business practices can be a sign of a high-quality management team and a long-term, strategic orientation that aligns with our investment goals. For more information, our Principles and Sustainable Investment Policy are available on our website at www.parnassus.com.

Disclosure of Portfolio Holdings

As summarized herein, the Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders, and these policies and procedures specify when disclosure is authorized. Included in these policies and procedures are procedures to address conflicts of interest. In addition to the authorized disclosure in the policies and procedures, the Board of Trustees or the Chief Compliance Officer of the Trusts (as defined below) may authorize the disclosure of a Fund’s portfolio holdings prior to the public disclosure of such information. The Funds may not receive any compensation for providing portfolio holdings information. The Trusts’ Chief Compliance Officer will report periodically to the Board of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure policies and procedures.

There may be instances where the interests of a Fund’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Fund or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board of Trustees, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

The Funds’ complete portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. The complete portfolio holdings are also included on the Funds’ website. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for a Fund’s shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund.

The Funds, the Adviser and Parnassus Funds Distributor, LLC, the Funds distributor (“Distributor”), will not disseminate non-public information concerning the Funds, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

SEC and Website Disclosure

The Funds will publicly disclose all holdings in their N-CSR filings, which are filed with the SEC on a semi-annual basis on Form N-CSR. The Funds post their annual and semi-annual reports and audited financial statements on their website at www.parnassus.com. The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings included in Part F of Form N-PORT become publicly available on the SEC’s website within 60 days after the end of that fiscal quarter. Public regulatory filings will also be available on the SEC’s website at www.sec.gov.

The following information about the Funds is available on the Funds’ website, which is publicly available and free of charge:

•	Complete portfolio holdings, including for each security, the ticker symbol, CUSIP, description and the quantity and weight of each security in a Fund;

•	The current NAV per share, market price, and premium/discount, each as of the end of the prior business day;

•

A table showing the number of days that a Fund’s shares traded at a premium or discount during the most recently completed calendar year and quarter, or since inception if the Fund has less than one quarter of history;

•	A chart showing a Fund’s premiums or discounts for the most recently completed calendar year and calendar quarter, or since inception if the Fund has less than one quarter of history;

•	The median bid/ask spread for a Fund on a rolling 30-day basis; and

•

If the premium or discount for a Fund is greater than 2% for more than seven consecutive trading days, a statement that the premium/discount was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to this premium/discount.

MANAGEMENT

The Funds’ Board of Trustees decides matters of general policy and the Trustees oversee the activities of the Adviser. All Trustees serve indefinite terms (subject to the mandatory retirement age of 75), and they each currently oversee eight portfolios (mutual funds and ETFs) in the Parnassus Funds complex. The Parnassus Funds complex consists of the Parnassus Funds II trust (the series of this trust currently consist of the Parnassus Core Equity Fund and the Funds); and the Parnassus Funds trust (the series of this trust consist of the Parnassus Growth Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund, and the Parnassus International Equity Fund) (each a “Trust” and, collectively, the “Trusts”). Each of the Trusts has its own Board of Trustees (collectively, the “Board” or the “Board of Trustees”). The same individuals serve as Trustees and Officers of each Trust. The Trusts’ Officers conduct and supervise the daily business operations of the Funds.

As Alecia A. DeCoudreaux, a trustee who is not an “interested person” (as defined in the 1940 Act of the Funds (“Independent Trustee”), serves as the Chairperson of the Board, and in that capacity coordinates the activities of the Independent Trustees and the Board as a whole, and acts as a liaison with the Trusts’ officers, legal counsel, and other Trustees between meetings, The Trusts have determined that their leadership structure is appropriate as they believe the structure provides for adequate input and influence from the Independent Trustees and management in overseeing the Funds.

Through its direct oversight role, and indirectly through the Audit Committee, officers of the Trusts and the Funds’ service providers, the Funds’ Board of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the Auditor (as defined below) of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Trusts who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Audit Committee consists solely of Independent Trustees. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Funds as it meets at least annually with the auditors of the Funds and quarterly with the Trusts’ Chief Compliance Officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

The Trustees and Officers of the Funds are as set forth on the following pages (employment tenures listed are as of December 31, 2024).

Name, Year of Birth and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex During Past Five Years	Number of Funds in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)
Alecia A. DeCoudreaux, 1954 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chairperson of Board	Indefinite* Since December 2013 for Parnassus Funds II and Parnassus Funds	Director of CVS Health Corporation. Member of the CVS Health Corporation audit committee from 2015-2024. Director of the William and Flora Hewlett Foundation since 2014; Chair of the Nominating and Governance Committee since 2022; Chair of Audit Committee from 2016-2022. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.	CVS Health Corporation	8

Rajesh Atluru, 1969 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite* Since September 2021 for Parnassus Funds II and Parnassus Funds	Founder and Managing Partner of Activate Capital, a private equity/venture capital investment firm focusing on sustainable investments in energy, mobility and industrial ecosystems.	None	8

Name, Year of Birth and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex During Past Five Years	Number of Funds in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Amy K. Johnson, 1966 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chair of Nominating and Governance Committee	Indefinite Since December 2022 for Parnassus Funds II and Parnassus Funds	Independent Director Federal Home Loan Bank of Des Moines. Previously, Ms. Johnson was Managing Director and Global Head of Operations, Columbia Threadneedle Investments, the global asset management business of Ameriprise Financial, Inc.	Federal Home Loan Bank of Des Moines	8

Eric P. Rakowski, 1958 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite* Since September 2021 for Parnassus Funds II and Parnassus Funds	Professor of Law, University of California at Berkeley School of Law since 1990.	AMG Funds (40 portfolios); AMG Pantheon Fund, LLC (1 portfolio); AMG Pantheon Master Fund, LLC (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio); AMG Pantheon Lead Fund LLC (1 portfolio);AMG Pantheon Credit Solutions Fund (1 portfolio); Harding, Loevner Funds, Inc. (10 portfolios)	8

Name, Year of Birth and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex During Past Five Years	Number of Funds in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Roy Swan, Jr., 1964 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite* Since September 2021 for Parnassus Funds II and Parnassus Funds	Head of The Ford Foundation’s Mission Investments program, responsible for the foundation’s impact investing and grantmaking dedicated to the impact investing field since 2018. Previously, Mr. Swan was a managing director at Morgan Stanley and held roles including co-head of Global Sustainable Finance, President & COO of Morgan Stanley Trust , and founding CEO and Managing Member of Morgan Stanley Impact Small Business Investment Company LLC, where he remains a Member.	AQR Funds Advisory Board (22 portfolios) since February 2024; Aequi Acquisition Corp. (2020- 2023); Federal Home Loan Mortgage Corporation (“Freddie Mac”) February 2024- March 2025	8

Name, Year of Birth and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex During Past Five Years	Number of Funds in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Kay Yun, 1963 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chair of Audit Committee	Indefinite* Since July 2017 for Parnassus Funds II and Parnassus Funds	Partner and Chief Financial Officer at Health Evolution Partners in San Francisco since 2007. Currently an emeritus trustee at the American Conservatory Theater and previously a trustee at University High School.	None	8

*	Subject to the mandatory retirement age

Name, Year of Birth and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex During the Past Five Years	Number of Funds in Parnassus Complex Overseen by Trustee
INTERESTED TRUSTEE (Mr. Allen is an “interested person” of the Funds as defined in the 1940 Act because of his ownership in the Adviser)
Benjamin E. Allen, 1977 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	President and Chief Executive Officer and Trustee	Indefinite As President and Chief Executive Officer Since 2017; as Trustee since 2021 for Parnassus Funds II and Parnassus Funds	Chief Executive Officer of Parnassus Investments since 2018. President of Parnassus Investments since 2017; employed by Parnassus Investments since 2005. Portfolio Manager of the Parnassus Core Equity Fund since 2012.	None	8

Name, Year of Birth and Address	Positions With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Benjamin E. Allen)
Todd C. Ahlsten, 1972 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001	Chief Investment Officer of Parnassus Investments since 2008 Vice President of Parnassus Investments from 2007 – 2021; Executive Vice President of Parnassus Investments since 2021; employed by Parnassus Investments since 1995. Portfolio Manager of the Parnassus Core Equity Fund since 2001. Vice President of Parnassus Funds and Parnassus Funds II since 2001.

Downey H. Blount, 1970 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Assistant Secretary	Indefinite Since 2015	Deputy Chief Compliance Officer of Parnassus Investments since 2019. Chief Compliance Officer of Parnassus Funds Distributor from 2015 to 2019.

Name, Year of Birth and Address	Positions With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Benjamin E. Allen)

Marc C. Mahon, 1977 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Executive Vice President, Principal Accounting Officer and Treasurer	Indefinite As Principal Accounting Officer and Treasurer, since 2007 As Executive Vice President, since July 2017	Chief Financial Officer of Parnassus Investments since 2007. Chief Operating Officer of Parnassus Investments since 2018. Executive Vice President of Parnassus Investments since 2017.

Stephanie J. Mahon, 1979 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Assistant Treasurer	Indefinite Since 2024	Managing Director, Investment Operations of Parnassus Investments since 2024, Director of Operations of Parnassus Investments from 2015-2023.

John V. Skidmore II, 1965 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Indefinite Since 2008	Chief Compliance Officer of Parnassus Funds, Parnassus Funds II and Parnassus Investments since 2008.

Benjamin E. Allen is President and Chief Executive Officer of Parnassus Investments, where he has worked since 2005. He is a portfolio manager of the Parnassus Core Select ETF, and has been a portfolio manager of the Parnassus Core Equity Fund since 2012. Mr. Allen has been President of the Funds since 2017 and Chief Executive of the Funds since 2017. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by Parnassus Investments for the Funds, led to the conclusion that he should serve as a Trustee.

Alecia A. DeCoudreaux has served as a Trustee since 2013. Kay Yun and Amy K. Johnson were appointed as Trustees in 2017 and 2022, respectively. Ms. DeCoudreaux’s management and corporate governance experience help ensure that the Funds adhere to best practices in their governance. Ms. Yun’s broad experience with investments and issuers allows her to provide insight on industry and regulatory developments that benefit the Funds. Roy Swan, Jr. is well qualified to serve as a Trustee due to his significant experience in impact investment, finance, and public company management. Rajesh Atluru is well qualified to serve as a Trustee due to his subject matter expertise in sustainability and technology, and his investment experience. Eric P. Rakowski is well qualified to serve as a Trustee due to his knowledge about the investment advisory business, including mutual fund distribution, portfolio valuation, compliance, and auditing, and his governance experience serving as a mutual fund director. Amy K. Johnson is well qualified to serve as a Trustee due to her involvement in and knowledge of operations and financial management, and her experience in the global asset management industry. Also, as reflected in the information provided in the table above, they are all experienced business persons and consultants, familiar with financial statements and sustainable investing. We believe each takes a constructive and thoughtful approach to addressing issues facing the Funds, and are well qualified to serve as Trustees.

As discussed above, the combination of skills and attributes of all of the Trustees led to the conclusion that each should serve as a Trustee. The mandatory retirement age for Independent Trustees is 75.

The Funds’ Board of Trustees oversees the activities of the Adviser. All Trustees serve indefinite terms (subject to the mandatory retirement age for Independent Trustees), and they each currently oversee eight funds in the Parnassus Funds complex. Each of the Trusts has its own Board of Trustees. The same individuals serve as Trustees and Officers of each Trust. The Trusts’ Officers conduct and supervise the daily business operations of the Parnassus Funds. Alecia A. DeCoudreaux serves as the Chairperson of the Board, and is the presiding officer at all meetings of the Board of Trustees.

The Trustees have determined that the leadership structure is appropriate as they believe they have ample input into their meetings, ample access to information about the Funds, and effective communications with management of the Adviser. Also, having an Independent Trustee serve as the Chairperson and a supermajority of Independent Trustees (75% of the Board is composed of Independent Trustees) allows the Board and management to have proper alignment and dialogue on all matters within the authority of the Board, including those related to risk oversight.

Trustee Compensation

For the fiscal year ended December 31, 2024, the Trusts paid each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $192,500 in addition to reimbursement for certain out-of-pocket expenses, plus an additional annual retainer of $35,000 to the Chairperson of the Board, and an additional annual retainer of $17,500 to each of the Chairperson of the Audit Committee and the Chairperson of the Nominating and Governance Committee.

For the fiscal year ending December 31, 2025, the Trusts will pay each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $205,000 in addition to reimbursement for certain out of pocket expenses, plus an additional annual retainer of $40,000 to the Chairperson of the Board and an additional annual retainer of $20,000 to each of the Chairperson of the Audit Committee and the Chairperson of the Nominating and Governance Committee. The Funds comprise a “family of investment companies.” The Trusts have no retirement or pension plans for their Trustees.

The following table sets forth the aggregate compensation paid to each of the Independent Trustees by the Funds and the Fund Complex for the fiscal year ended December 31, 2024.

Name and Position(1)	Estimated Aggregate Compensation From Funds(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Funds and Fund Complex Paid to Trustees(3)
Alecia A. DeCoudreaux	$169	None	$227,500
Rajesh Atluru	$141	None	$192,500
Amy Johnson	$155	None	$210,000
Eric P. Rakowski	$141	None	$192,500
Roy Swan, Jr.	$141	None	$192,500
Kay Yun	$155	None	$210,000

(1)	Each of the above named Trustees is an Independent Trustee of the Funds. Trustees who are interested do not receive compensation from the Trusts.
(2)	The Funds had not completed their full fiscal year as of the date of this SAI. As a result, the aggregate compensation from the Funds is estimated for the fiscal year ending December 31, 2025.
(3)	The term “Fund Complex” as used herein includes the Parnassus mutual funds and ETFs.

Trustee Ownership of Funds

The following table sets forth the dollar range of shares of the Funds and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2024.

Name	Parnassus Core Select ETF	Parnassus Value Select ETF	Total in Family of Investment Companies

Interested Trustee
Benjamin E. Allen	Over $100,000	Over $100,000	Over $100,000

Independent Trustees
Rajesh Atluru .	$1-$10,000	$1-$10,000	$10,001-$50,000
Alecia A. DeCoudreaux	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Amy K. Johnson	$1-$10,000	$1-$10,000	$1-$10,000
Eric P. Rakowski	None	None	None
Roy Swan, Jr.	$1-$10,000	$1-$10,000	$10,001-$50,000
Kay Yun	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

Trustee Interest in Adviser, Distributor or Affiliates

As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families own or have owned securities beneficially or of record in the Adviser, the Distributor, or any related party of the Adviser or Distributor during the past two calendar years. As of the end of the most recently completed calendar year, neither the Independent Trustees, nor members of their immediate families, have or had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor, or any of their affiliates during the past two calendar years.

Trustee Meetings and Committees

The Board of Trustees has a standing audit committee and a standing nominating and governance committee, but does not have a standing compensation committee. The Board of Trustees believes that it is appropriate not to have a compensation committee because the Board as a whole can adequately serve the function of considering trustee compensation.

Through its direct oversight role, and indirectly through the Audit Committee, officers of the Trusts and the Funds’ service providers, the Funds’ Board of Trustees performs a risk oversight function for the Funds. To effectively perform their risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Trusts and their service providers.

The Audit Committee consists solely of Independent Trustees. The current members are Kay Yun, Alecia A. DeCoudreaux, Roy Swan, Jr., and Eric P. Rakowski with Kay Yun serving as Chair. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Funds as it meets at least annually with the auditors of the Funds and quarterly with the Funds’ Chief Compliance Officer. The Audit Committee met five times during the last fiscal year.

The Nominating and Governance Committee was created during 2021 and consists solely of Independent Trustees. The current members are Alecia A. DeCoudreaux, Amy K. Johnson, and Rajesh Atluru. Benjamin E. Allen is a non-voting, advisory member of the Committee. The Nominating and Governance Committee met two times during the last fiscal year.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations. The Audit Committee is responsible for assisting the Board of Trustees in overseeing the Funds’ independent auditors, accounting policies and procedures and other areas relating to the Funds’ auditing processes (including advising the Board on the election of independent auditors, reviewing the scope of the annual audit activities of the auditors and reviewing audit results).

The Board of Trustees held four meetings in 2024. Each Trustee attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which the Trustee served.

Code of Ethics

The Trusts have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Parnassus Investments is also subject to this code. The code permits personnel subject to the code to invest in securities, subject to certain restrictions, including, without limitation, pre-clearance requirements. Personnel subject to the code may not invest in securities purchased or held by the portfolios of the Trust, but may continue to hold securities they purchased prior to one of the portfolios purchasing or investing in such securities. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), as the Distributor is not affiliated with the Trusts or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trusts or the Adviser.

Proxy Voting

Proxy voting policies and procedures for the portfolios of the Trusts are included as Annex A attached to this SAI. Proxy voting expenses incurred by the Adviser on behalf of the Funds and other accounts will be fairly and equitably allocated among the Funds and the other accounts holding the applicable securities. The actual voting records for the portfolios of the Funds are available on the Funds’ website, www.parnassus.com, and on the website of the SEC at www.sec.gov, both free of charge. The SEC website contains information regarding how the Funds and the portfolios of the Trusts voted portfolio securities during the most recent 12-month period ended June 30, while the Funds’ website gives information about the votes in real time, or as soon as possible after a vote has been cast.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or is known by the Fund to own beneficially 5% or more of the outstanding shares of a Fund. “Record” ownership means, as of any particular time, a shareholder of record shown on the books of a Fund or the Fund’s transfer agent. “Beneficial” ownership means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares (1) voting power which includes the power to vote, or direct the voting of, Fund shares; and/or (2) investment power which includes the power to dispose, or to direct the disposition of Fund shares, as provided in Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

The Funds were organized in December 2024 and certain shareholders, including affiliates of the Adviser, may beneficially own a substantial amount of shares of the Funds for an indefinite period. A person is deemed to “control” a Fund, as that term is defined in the 1940 Act, if they own beneficially or through controlled companies more than 25% of the Funds’ shares, who acknowledge the existence of control, or there has been an adjudication under section 2(a)(9) that control exists. Such control may affect the voting rights of other shareholders. The Funds do not control any person.

Set forth below are the names and address of all holders of shares of the Funds who as of March 31, 2025, owned of record, or to the knowledge of the Fund, beneficially owned, more than 5% of a Fund’s outstanding shares, as well as the percentage of shares of the Fund beneficially owned by all officers and Trustees of each Fund as a group:

As of March 31, 2025, the Trustees and officers as a group (12 persons) owned 61.54% of the outstanding shares of the Parnassus Core Select ETF and 21.08% of the outstanding shares of the Parnassus Value Select ETF respectively.

Although the Trust does not have information concerning the beneficial ownership of shares nominally held by the Depository Trust Company (“DTC”), as of March 31, 2025, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows. Except as otherwise noted below, no person is reflected on the books and records of the Trust as owning beneficially 5% or more of the outstanding shares of any of the Funds.

Fund	Participant Name and Address	Percentage of Shares
Parnassus Core Select ETF	JP Morgan Securities LLC 500 Stanton Christiana Rd NCC5 Newark, DE 19713	58.13%

	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	23.15%

	Goldman Sachs & Co LLC 30 Hudson Street New Jersey, NJ 07302	6.50%

	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	5.48%

Parnassus Value Select ETF	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	77.79%

	Goldman Sachs & Co LLC 30 Hudson Street New Jersey, NJ 07302	11.57%

STANDING COMMITTEES

The Audit Committee currently consists of Kay Yun, Chairperson, Alecia A. DeCoudreaux, Eric P. Rakowski and Roy Swan, Jr. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trusts’ Auditor, accounting policies and procedures, and other areas relating to the Trusts’ auditing processes. The function of the Audit Committee and the Board is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and it is the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The Auditor is responsible to the Board and the Audit Committee. The Audit Committee met five times during the fiscal year ended December 31, 2024.

In overseeing the Auditor, the Audit Committee: (1) reviews the Auditor’s independence from the Funds and management, and from the Adviser; (2) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence; (3) reviews the Auditor’s performance, qualifications and quality control procedures; (4) reviews the scope of and overall plans for the annual audit; (5) reviews the Auditor’s performance, qualifications and quality control procedures; (6) consults with management and the Auditor with respect to the Funds’ processes for risk assessment and risk management; (7) reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the CEO and CFO; and (8) reviews significant legal developments and the Funds’ processes for monitoring compliance with law and compliance policies.

In determining each year whether to reappoint the Auditor as the Funds’ independent registered public accounting firm, the Audit Committee takes into consideration a number of factors, including, for example, the following: (1) the length of time the Auditor has been engaged by the Funds as the independent registered public accounting firm; (2) the Auditor’s historical and recent performance on the audit; (3) an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor; (4) the quality of the audit Committee’s ongoing discussions with the Auditor; (5) an analysis of the Auditor’s known legal risks and significant proceedings; and (6) external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on the Auditor and its peer firms. Based on the audit committee’s evaluation, the Audit Committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the Funds and their shareholders to retain the Auditor to serve as the independent registered public accounting firm.

The Nominating and Governance Committee currently has three voting members, Amy K. Johnson (Chair), Alecia A. DeCoudreaux, and Rajesh Atluru. The Committee was established for the following purposes: (1) assisting the Board in canvassing for, identifying and recommending individuals to serve as Independent Trustees and to serve on committees of the Board; and (2) developing recommendations about other governance matters for the full Board’s approval. The Committee met two times during the fiscal year ended December 31, 2024.

In connection with the selection and nomination of candidates to the Board, the Nominating and Governance Committee evaluates the qualifications of candidates for Board membership. Persons selected as Independent Trustees (persons who are “disinterested persons” with respect to the Trusts within the meaning of the 1940 Act) must be disinterested both within the letter and the spirit of the 1940 Act. The Nominating and Governance Committee will also consider potential trustee candidates recommended by shareholders provided that the proposed candidates meet the criteria of the Nominating and Governance Committee. The Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers to the Trusts).

THE ADVISER

Parnassus Investments acts as the Funds’ investment adviser. Under its Investment Advisory Agreement (the “Agreement”) with each of the Funds, the Adviser acts as investment adviser for each Fund and, subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, and pays the salaries and fees of all Officers and all Trustees of the Trusts who are “interested persons” under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Funds, including supervising relations with the custodian, transfer agent, Auditor and attorneys. The Adviser also prepares all shareholder communications, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Board of Trustees.

The Agreement provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Affiliated Managers Group, Inc., an investment holding company with stakes in a diverse group of boutique investment firms, holds a majority interest in Parnassus Investments, LLC. The remaining interest is held by a broad group of Parnassus Investments professionals. Parnassus Investments is governed by its senior employees and conducts its business independently.

The Parnassus Core Select ETF pays the Adviser a unitary management fee at the annual rate of 0.58%, and the Parnassus Value Select ETF pays the Adviser a unitary management fee at the annual rate of 0.59%. Pursuant to the unitary management fee, the Adviser will pay all of the Funds’ expenses, except for the following: advisory and sub-advisory fees, costs of holding shareholder meetings, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, legal fees and expenses relating to arbitration or litigation, and other non-routine or extraordinary expenses. The Adviser has agreed to reduce its unitary management fee to 0.58% of the average daily net assets through at least May 1, 2026, for the Parnassus Core Select ETF, and to reduce its unitary management fee to 0.59% of the average daily net assets through at least May 1, 2026, for the Parnassus Value Select ETF.

During 2024, the Parnassus Core Select ETF and the Parnassus Value Select ETF paid $578 and $341 respectively to Parnassus Investments under the Agreement.

A discussion regarding the basis for the Board of Trustees approving the Agreement with Parnassus Investments, LLC is available in the Funds’ most recent Form N-CSR.

In addition to the fee payable to the Adviser, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of their Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses related to the preparation of tax returns for the Funds; (vii) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (viii) expenses incident to the issuance of their shares, including issuance on the payment of or reinvestment of dividends; (ix) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (x) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (xi) all other expenses incidental to holding meetings of the Funds’ shareholders; (xii) security pricing services of third-party vendors; (xiii) the cost of providing the record of proxy votes on the website; (xiv) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xv) such nonrecurring expenses as may arise, including litigation affecting the Funds and the legal obligations for which the Funds may have to indemnify their Officers and Trustees with respect thereto. In allocating brokerage transactions, the Agreement states that the Adviser may consider research provided by brokerage firms.

Parnassus Investments serves as the fund accounting and fund administration agent for the Fund, pursuant to that certain Amended and Restated Agreement for Fund Accounting and Fund Administration Services. Brown Brothers Harriman has been appointed as sub-administrator under an Administrative Agency Agreement with Parnassus Investments, and serves as the Funds’ transfer agent. As the sub-administrator, Brown Brothers Harriman handles all fund accounting services, including calculating the daily net asset values and is paid a fee for these services by Parnassus Investments. The fund accounting and administrative fees are paid by the Adviser under the unitary management fee structure.

PORTFOLIO TRANSACTIONS

In connection with the Adviser’s duties to arrange for the purchase and the sale of securities held in the portfolio of a Fund by placing purchase and sale orders for the Fund, the Adviser shall select such brokers as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In selecting brokers, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services. The Funds recognize in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be provided in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research that the Adviser receives for a Fund’s brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such other accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for non-research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include FactSet investment analytics tools, Bloomberg information and research, MSCI social research, publications containing investment information and recommendations and individual reports written about specific companies. The Funds also utilize a trade order management system to facilitate trade execution.

The Adviser also participates in “commission sharing arrangements” to receive eligible research and brokerage products and services. In commission sharing arrangements, the Adviser may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker. The Adviser may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e).

Participating in commission sharing arrangements may enable the Adviser to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high-quality research and brokerage products and services while facilitating best execution in the trading process.

The Funds were newly organized on December 11, 2024, and did pay any brokerage commissions under the commission sharing arrangement with Cowen Westminster Research in 2024.

In the over-the-counter market, securities may trade on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money-market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price that includes compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

During 2024 the Parnassus Core Select ETF and the Parnassus Value Select ETF paid brokerage commissions and made payments in conjunction with brokerage research services as stated below.

Fund Name	Year Paid	Brokerage Commissions	Brokerage and Research Services	Total Transactions
Parnassus Core Select ETF	2024	None	None	None
Parnassus Value Select ETF	2024	None	None	None

The Funds did not pay any brokerage commissions to affiliated brokers during the fiscal year ended December 31, 2024.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creatin Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an order including “cash-in-lieu” (as described below under “Fund Deposit”), so long as such selection is in keeping with the foregoing policies. As described below under “Creation Transaction Fee” and “Redemption Transaction Fee”, each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

Parnassus Investments has clients other than the Funds that have objectives similar to the Funds. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be aggregated. In cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

DISTRIBUTOR AND DISTRIBUTION AGREEMENT

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (“Foreside Distributors”), with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, which acts as the distributor of each Fund in connection with the continuous offering of the Funds’ shares. The Distributor distributes shares of the Funds on a best-efforts basis and is not obligated to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor is not affiliated in any way with the Funds or the Adviser.

Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares in amounts less than a Creation Unit and does not maintain a secondary market in shares.

Under the Distribution Agreement, the Distributor, as agent for the Funds, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on a Fund until accepted by the Fund. The Distributor is a broker-dealer registered under the Securities Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

Upon direction from the Funds, the Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Creation and Redemption of Creation Units” below) or Depository Trust Company (“DTC”) participants (as defined below).

Under a License Agreement (the “License Agreement”) with Foreside Distributors, Parnassus Investments agrees that the name “Parnassus Funds” may be used by Foreside Distributors and its subsidiary, Parnassus Funds Distributor, LLC, in connection with providing services to the Trusts on a royalty-free basis. Parnassus Investments has reserved to itself the right to grant the non-exclusive right to use the name “Parnassus Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and Distributor will cease using the name “Parnassus.”

ADDITIONAL MARKETING AND SUPPORT PAYMENTS

The Adviser may pay certain financial intermediaries for certain activities related to the Funds. These payments are separate from any fees the Funds pay to those financial intermediaries, if any. Any payments made by the Adviser are made from its own assets and not from the assets of the Funds. These payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund. The Adviser may pay for financial intermediaries to participate in marketing activities and presentations, educational training programs, activities designed to make registered representatives, other professionals, and individual investors more knowledgeable about the Funds, or activities relating to the support of technology platforms and reporting systems.

The Adviser may also make payments to financial intermediaries for certain printing, publishing, and mailing costs associated with the Funds. Additionally, the Adviser may make payments to financial intermediaries that make shares of the Funds available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to a financial intermediary may be significant to that financial intermediary, and amounts that financial intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it will recommend or make available to its clients and what services to provide for various products based on payments it receives or is eligible to receive, these payments create conflicts of interest between the financial intermediary and its clients, and these financial incentives may cause the financial intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if such individual receives similar payments from a financial intermediary.

PORTFOLIO MANAGERS

The sole investment adviser to the Funds is Parnassus Investments. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2024. None of the other accounts identified below have advisory fees that are performance based. Some of the portfolio managers may from time to time manage portfolios used in model portfolio arrangements offered by various sponsors. In connection with these model portfolios, such portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts.

Number of Other Accounts Managed

and Total Assets by Account Type

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Todd C. Ahlsten	1	3	18
	$29,016,424,474	$3,716,751,848	$4,052,474,499
Benjamin E. Allen	1	3	18
	$29,016,424,474	$3,716,751,848	$4,052,474,499
Krishna S. Chintalapalli	1
	$4,825,190,926	None	None
Andrew S. Choi	2	4	18
	$29,080,127,055	$3,722,163,863	$4,052,474,499
Mark Zagata*	1	None	None
	$4,798,323,137	None	None

*	Information is as of December 31, 2025.

The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2024.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Todd C. Ahlsten	Salary	Parnassus Investments	The management committee of Parnassus Investments, which includes Todd C. Ahlsten, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Todd C. Ahlsten may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Todd C. Ahlsten’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Core Equity Fund and the Parnassus Core Select ETF over multiple years versus the S&P 500 Index.

Benjamin E. Allen	Salary	Parnassus Investments	The management committee of Parnassus Investments, which includes Benjamin E. Allen, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Benjamin E. Allen may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Benjamin E. Allen’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Core Equity Fund and the Parnassus Core Select ETF over multiple years versus the S&P 500 Index.

Krishna S. Chintalapalli	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Krishna S. Chintalapalli’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
	Performance Bonus	Parnassus Investments	As part of Krishna S. Chintalapalli’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Value Equity Fund and the Parnassus Value Select ETF over multiple years versus the Russell 1000® Value Index.

Andrew S. Choi	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Andrew S. Choi’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Andrew S. Choi may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Andrew S. Choi’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Core Equity Fund and the Parnassus Core Select ETF over multiple years versus the S&P 500 Index and the pre-tax performance of the Parnassus Growth Equity Fund over multiple years versus the Russell 1000 Growth Index.

Mark Zagata*	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Mark Zagata’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Mark Zagata’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Value Equity Fund and the Parnassus Value Select ETF over multiple years versus the Russell 1000® Value Index.

*	Information is as of December 31, 2025.

The dollar range of shares of the Funds beneficially owned by the Funds’ portfolio managers, as of December 31, 2024 (which is also the valuation date), is set forth below.

Dollar Range of Shares of	Parnassus Core Select ETF		Parnassus Value Select ETF
Todd C. Ahlsten	Over $	1,000,000	$50,001-$100,000
Benjamin E. Allen		$100,001-$500,000	$100,001-$500,000
Krishna S. Chintalapalli		$1-$10,000	$1-$10,000
Andrew S. Choi		$100,001-$500,000	None
Mark Zagata*		None	None

*	Information is as of December 31, 2025.

NET ASSET VALUE

The NAV of the Funds’ shares are computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect their net asset values. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. In the event the NYSE closes early on a particular day, the net asset value of a Fund will normally be determined as of the close of the NYSE on such day.

Equity and fixed income securities for which market quotations are not readily available are priced at their fair value. The Adviser has been designated by the Funds’ Board of Trustees as “valuation designee” under Rule 2a-5 of the 1940 Act. As such, the Adviser is responsible for making fair value determinations of the Funds’ investments in good faith and in accordance with fair value policies and procedures adopted by the Adviser under Rule 2a-5, subject to the general oversight of the Board. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.

Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices (unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security, in which case the security will be “fair valued” as described above). Long-term, fixed income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed income securities experiencing a less active market are valued by the pricing services based on methods that include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for shares of the Funds. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares of the Funds.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The Funds recognize DTC or its nominee as the record owner of all shares for all purposes. Beneficial Owners of shares are not entitled to have shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Funds upon request and for a fee a listing of shares held by each DTC Participant. The Funds shall obtain from each such DTC Participant the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Funds shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Funds shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Funds have no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Funds at any time by giving reasonable notice to the Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Funds shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Funds make other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Funds offer and issue shares at their NAV only in Creation Units, on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any business day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “business day” is any day on which the NYSE is open for business.

  Fund Deposit

The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Funds reserve the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Funds. The “Cash Component” is an amount equal to the difference between the NAV of shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Funds, through NSCC, make available on each business day, prior to the opening of business on the Funds’ exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous business day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Funds change as corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Funds.

The Funds reserve the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

  Procedures for Purchase of Creation Units

To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Funds, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Funds for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern Time, which time may be modified by the Funds from time-to-time by amendment to the Participant Agreement and/or applicable order form. Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern Time or such earlier time as may be designated by the Funds and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.” An order received after the cut-off time will receive the next day’s Order Placement Date.

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Funds in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Funds’ exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Funds’ investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such business day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Funds or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Funds. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Funds or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Funds) on the Settlement Date. If the Funds or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. The “Settlement Date” for the Funds are generally the first business day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Funds, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following business day using a Fund Deposit as newly constituted to reflect the then current NAV of the Funds.

The order shall be deemed to be received on the business day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Funds of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Funds will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first business day following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Funds of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Funds) on the Settlement Date. If the Funds or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Funds, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Funds in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Funds for the costs incurred by the Funds in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Funds will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Funds and deposited into the Funds. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Funds reserve the right to reject an order for Creation Units transmitted to it by the Distributor with respect to the Funds including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining shares ordered, would own 80% or more of the currently outstanding shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Funds, be unlawful; or (f) in the event that circumstances outside the control of the Funds, the Custodian, the transfer agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Funds, the Distributor, the Custodian, a sub-custodian, the transfer agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Funds, the transfer agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Funds, the transfer agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Funds, and the Funds’ determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Funds is $250, regardless of the number of Creation Units created in the transaction. The Funds may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Funds’ shareholders.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the securities constituting the Deposit Securities to the account of the Fund.

Risks of Purchasing Creation Units

There are certain legal risks unique to APs purchasing Creation Units directly from the Funds. Because shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the transfer agent and only on a business day. EXCEPT UPON LIQUIDATION OF THE FUNDS, THE FUNDS WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit to have such shares redeemed by the Funds. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Funds’ exchange (currently 9:30 a.m., Eastern Time) on each business day, the list of the names and share quantities of the Funds’ portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Funds. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the business day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Funds’ discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the value of the securities received in kind representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Funds is $250 regardless of the number of Creation Units redeemed in the transaction. The Funds may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Funds’ shareholders.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Funds to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the transfer agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Funds’ transfer agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Funds is received by the transfer agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the transfer agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Funds, to the transfer agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of shares to the Funds’ transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one business day of the trade date.

The Funds may, in their discretion, exercise the option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Funds may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares next determined after the redemption request is received in proper form

(minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Funds to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Funds may trade on other exchanges on days that the Funds’ exchange is closed or are otherwise not business day for such Funds, shareholders may not be able to redeem their shares, or to purchase or sell on the Funds’ exchange, on days when the NAV of the Funds could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the Funds’ exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Funds’ exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of shares or determination of the NAV of shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THE FOLLOWING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS RELEVANT TO SHAREHOLDERS GENERALLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.

The following information supplements and should be read in conjunction with the section in each prospectus entitled “Distributions and Taxes.” Each prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a private foundation; a tax-exempt organization; a financial institution or broker-

dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.

The Trusts have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund elects and qualifies for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described above). Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC (except that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income).

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities that, in respect of any one issuer (other than those described in clause (A)) do not exceed 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in, including through corporations in which the Fund owns a 20% or more voting stock, in the securities (other than those described in clause (i)(A)), the securities of any one issuer or any two or more issuers the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. For purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. Moreover, for purposes of the diversification requirement described above, identification of the issuer (or issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, such identification may be uncertain under current law, and future IRS guidance or an adverse determination by the IRS regarding issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid), which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If any of the Funds fail to satisfy any of the qualifying income, diversification or distribution requirements described above in any taxable year, the Fund may be eligible in some cases for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, the Fund will be taxed in the same manner as an ordinary corporation, described below.

If, for any taxable year, a Fund fails to qualify as a RIC and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as ordinary dividend income. Such distributions may be eligible to be treated as qualified dividend income with respect to shareholders who are individuals and may be eligible for the dividends received deduction (the “DRD”) in the case of shareholders taxed as corporations, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Funds’ shares. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of five years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by a Fund, and thus a Fund’s use of these methods may be subject to IRS scrutiny.

Capital Loss Carry-Forwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, a Fund does not expect to distribute any such offsetting capital gain. A Fund cannot carry back or carry forward any net operating losses. A Fund’s available capital loss carry-forwards, if any, will be set forth in its annual shareholder report for each fiscal year.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) generally computed for the 12-month period ending on October 31 of that year (or later if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).

Taxation of Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and generally as long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

Foreign Taxes

A Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the value of the total assets of a Fund consists of securities issued by foreign issuers, the Fund may be eligible to elect to pass through to shareholders its proportionate share of any foreign taxes paid by the Fund, in which event shareholders will include in income, and (subject to certain limitations imposed by the Code) will be entitled to take foreign tax credits or deductions for,such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

Certain Foreign Currency Gains and Losses

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Original Issue Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case a Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and this distribute it over the term of the security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods a Fund selects. A Fund generally will be required to make distributions to shareholders representing the OID or accrued market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest that are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Constructive Sales and Ownership

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

REITs and REMICs

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, and these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Distributions by a Fund to its shareholders that a Fund properly reports as “section 199A dividends” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible non-corporate shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in w written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

A Fund may invest directly or indirectly in residual interests in REMICs or in other interests that may be treated as TMPs for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly. As a result, if the Funds invest in such interests, it may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), and (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax-exempt entities, thereby potentially requiring such an entity, that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. A Fund may or may not make such an election.

Underlying Funds

A Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a RIC (each, an “Underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount of timing of distributions from a Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had a Fund invested directly in the securities held by the investment company. If a Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC. If a Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as eligible for the DRD, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the DRD, as well, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

PFICs and CFCs

A Fund may invest in entities treated as “passive foreign investment companies (“PFICs”). PFICs are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings to the market as though it had sold (and, solely for the purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather; the underlying funds directly investing in the PFICs would decide whether to make such elections. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that the Funds will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

If a Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, a Fund may be required to recognize income from a CFC before actually receiving any cash. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, a Fund may be required to recognize income sooner than it otherwise would.

Additional Information

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although a Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares,thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. A Fund may, from time to time, make distributions in excess of its earnings and profits. A Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than by how long a shareholder has owned his or her shares in a Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions properly reported in writing by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year) includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The IRS and U.S. Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. A Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met at both the shareholder and Fund level. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of a Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends received deduction generally available to corporations only to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends received deduction (1) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by a Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders. Moreover, the DRD may otherwise be disallowed or reduced (1) if the shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

In addition, noncorporate Fund shareholders generally will be subject to an additional 3.8% tax on their “net investment income,” to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things taxable distributions received from a Fund and taxable gains on the disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. A Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

As required by U.S. federal law, detailed U.S. federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Disposition of Fund Shares

If a shareholder sells, pursuant to a cash or in-kind redemption of the shareholder’s Fund shares, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares and the shareholder’s tax basis in the shares. This gain or loss will be generally long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale, and short-term otherwise.

If a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives capital gain dividends with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividends received.

Tax Advantaged Arrangements

Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

FATCA

Code Sections 1471 through 1474 and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA,”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. U.S. federal income tax withholding at a 30% rate will be imposed on dividends in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld. The IRS and the Department of the Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to withholding under FATCA, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described below (e.g., short-term capital gain dividends and interest-related dividends). Shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in a Fund.

Backup Withholding

A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate shareholders), a portion of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies a Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to timelyfurnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Tax Shelter Reporting Regulations

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more in any single taxable year or $4 million or more in any combination of taxable years, or if a corporate shareholder recognizes a loss of $10 million or more in any single taxable year or $20 million in any combination of taxable years, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in a Fund. No attempt has been made to present a complete explanation of the U.S. federal tax treatment of the Fund or the implications to shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, including with respect to the potential federal, state, local, and where applicable, foreign tax consequences of an investment in a Fund.

GENERAL

The Parnassus Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on April 4, 1984. The Parnassus Funds II (formerly Parnassus Income Funds) trust is an open-end management investment company that was organized as a Massachusetts business trust on August 8, 1990.

Each Declaration of Trust permits the applicable Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of another individual share. Certificates representing shares will not be issued. Instead, each shareholder will receive a quarterly statement, as well as an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional series of shares or classes thereof that may have separate assets and liabilities, and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote separately as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

The Declarations of Trust provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders of the Funds of each Trust are entitled to one vote for each full share held (and fractional votes for fractional shares), and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Both Declarations of Trust and Restated By-Laws provide that the Funds’ shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Funds are required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares and entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants and at their own expense, mail the applicants’ communication to all other shareholders. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and nonassessable. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to a Declaration of Trust without the affirmative vote of the holders of more than 50% of the applicable Trust’s outstanding shares.

The Declarations of Trust each contain an express disclaimer of shareholder liability for Trust acts or obligations, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trusts or their Trustees. The Declarations of Trust provide for indemnification and reimbursement of expenses out of a Trust’s property for any shareholder held personally liable for its obligations. The Declarations of Trust also provide that each Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trusts and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trusts to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trusts would be unable to meet their obligations.

PricewaterhouseCoopers LLP, with principal offices at 405 Howard Street, Suite 600, San Francisco, California 94105, has been selected to serve as the Funds’ independent registered public accounting firm. The independent auditor of the Funds audits the annual financial statements for each Fund.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is sub-administrator, fund accounting agent and the custodian of the Funds’ assets. Shareholder inquiries should be directed to the Funds. As such, Brown Brothers Harriman & Co. calculates the daily NAV and also holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trusts. Brown Brothers Harriman & Co. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.

Brown Brothers Harriman & Co. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Trustees have delegated to Brown Brothers Harriman & Co. certain responsibilities for such assets, as permitted by Rule 17f-5. Brown Brothers Harriman & Co. and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Funds.

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ administrator.

Brown Brothers Harriman & Co. serves as transfer agent for the Funds. For these transfer agency services, Brown Brothers Harriman & Co. receives fixed annual fees per Fund and transaction fees related to creation and redemption transactions.

The Adviser has entered into an Administrative Agency Agreement with Brown Brothers Harriman & Co. to provide certain fund accounting services, including transaction processing and review, custodial reconciliation, securities pricing, and investment accounting. The Adviser pays Brown Brothers Harriman & Co. a monthly fee as compensation for these services that is based on the total net assets of accounts in the Parnassus Funds. While the Adviser continues to serve as the administrator of the Parnassus Funds, Brown Brothers Harriman & Co. provides sub-administrative services that were previously undertaken by the Adviser. The Adviser supervises and monitors the fund accounting services provided by Brown Brothers Harriman & Co. Their services are also subject to the supervision of the officers and Board of Trustees.

Parnassus Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor in connection with the continuous offering of the Funds’ shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best-efforts basis and are not obligated to sell any specific amount of shares.

FINANCIAL STATEMENTS

The Funds’ audited financial statements, the notes thereto, and the report of PricewaterhouseCoopers LLP, for the fiscal year ended December  31, 2024 are incorporated in this SAI by reference to the Funds’ Audited Financial Statements dated December  31, 2024, as filed with the SEC on February 14, 2025 on Form N-CSR, as amended on March 7, 2025. A copy of the Funds’ audited financial statements for the year ended December 31, 2024, as well as the Funds’ annual and semi-annual reports, when available, may be obtained free of charge by writing or calling the Funds, or by visiting the Funds’ website (www.parnassus.com).

ANNEX A

PARNASSUS INVESTMENTS, LLC PROXY VOTING POLICIES AND PROCEDURES

I.	Overview

Parnassus Investments, LLC (“Parnassus”) manages the portfolios of the series of the Parnassus Funds trust and the Parnassus Funds II trust (collectively, the “Funds”) and may serve as a sub-adviser to other investment companies and may also manage portfolios for separate account clients.

These Proxy Voting Policies and Procedures apply to the voting of equity securities as well as the voting and/or consent rights of fixed income securities, including but not limited to plans of reorganization and waivers and consents under applicable indentures. These Proxy Voting Policies and Procedures do not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemptions, and Dutch auctions. These Proxy Voting Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of the Funds.

II.	Procedures

Parnassus maintains a Proxy Committee, comprised of senior members of the investment team, and other company functions, that oversees and maintains the Proxy Voting Policies and Procedures and reviews our vote history at least annually. Occasionally, this review process results in updates to our Policies and Procedures.

Parnassus’ voting history is public on our website, www.parnassus.com. We generally will not disclose our voting intentions prior to meetings. See section VIII, “Disclosure to Clients,” below for additional information regarding how we may disclose our votes.

Parnassus retains Institutional Shareholder Services (“ISS”), a firm with expertise in global proxy voting and corporate governance, to assist in the proxy voting process. ISS acts as our voting agent (processing the proxies), advises us on current and emerging proxy voting and governance items and trends, and interprets and applies our Policies to individual proxy items, subject to our review and oversight. We may also utilize Glass Lewis research or other sources to inform our proxy voting decisions. Parnassus takes into account sustainability factors as part of and alongside financial metrics in making investment decisions and voting proxies.

III.	Proxy Voting Outside the United States

For non-U.S. equity securities, governance standards and market practices may differ considerably. For this reason, Parnassus applies context-specific proxy voting standards in each market. We leverage third-party expertise and recommendations, including ISS’ international Socially Responsible Investing (SRI) proxy voting guidelines, ISS’ country-specific guidelines, and Glass Lewis’ proxy research when making voting decisions.

Parnassus’s commitment to serve the best interests of the Funds and other clients in accordance with firm’s Principles guide proxy vote decisions globally.

IV.	Proxy Voting Policies

The following policies indicate our general positions on U.S. proxy ballot issues and how we vote shares held by the Funds and other clients. We do not delegate our proxy voting authority or rely solely on third-party recommendations to vote our shares. We will consider the views of portfolio companies’ management and will vote in a manner that we believe is in the best interest of clients and shareholders of the Funds, consistent with the firm’s Principles. These policies cannot address all potential voting issues but describe our views on most topics that arise in proxy voting. There may be unique circumstances that cause us to deviate from our policy from time to time, at our discretion, to vote prudently in the best interests of the Funds and our clients.

Management Proposals

Parnassus believes that companies are best managed by leadership that is aligned with the interests of shareholders, which may include alignment with other key stakeholders such as customers, employees, or impacted communities. Indicators of strong governance structures include boards and management teams with diversified backgrounds, tenures, personal characteristics, skill sets, and experience; strong protection of shareholder rights; and alignment of management compensation with company performance, the interests of long-term shareholders, and factors that could have a material impact on the company’s ability to sustain its success over the long term.

Board and Director Elections

Parnassus believes that a company’s board should be independent of management, elected annually, represent diverse skills, experiences, and backgrounds that are relevant to the long-term strategy of the company, mixed-tenured, and act in a way that is aligned with the interests of shareholders.

We will generally vote against or withhold votes from:

•	Non-independent members of key committees, including the audit, governance, and compensation committees;

•

Incumbent members of the nominating or governance committee if the board does not have an independent chair or independent lead director; if the board maintains features misaligned with shareholder interests, such as a classified board structure, supermajority voting requirements, and multiple share classes, without reasonable sunset provisions or explanation; or is insufficiently diversified, such as with respect to backgrounds, tenures, personal characteristics, skill sets or experience. We will consider market norms and company context when applying these governance expectations in pursuit of long-term value for our shareholders.

•	Directors who have attended fewer than 75% of board meetings;

•

Directors who serve on more than four corporate boards or executive officers of public companies who serve on more than one public company board besides their own. We will not vote against executives on their own boards for this reason alone;

•	Chief Financial Officers serving on their own boards at U.S.-based companies;

•	Certain non-independent or inside directors if less than two-thirds of the board is independent;

•	Incumbent members of the compensation committee if the board fails to respond adequately to an executive compensation plan that received support from less than 70% of votes cast in the previous year.

Circumstances in which we will vote case-by-case on directors individually, by committee, or across the entire board include:

•	Boards with a lack of reasonable refreshment efforts and succession planning;

•	Executive compensation plans that receive recurring low votes, are excessive or misaligned with company performance, or have problematic features;

•	Failure to replace the CEO as appropriate;

•	Material failures in fiduciary responsibility, risk management, or governance, including failure to manage and address salient sustainability risks;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about their ability to effectively oversee management and serve the best interests of shareholders at any company; and

•	Failure to act on a shareholder proposal that received the support of a majority of the votes cast in the previous year.

Board Structure

•	We will vote for proposals to repeal classified boards and to elect all directors annually. Similarly, we will vote against proposals to classify the board.

Contested Elections

In any case, when a director election has more nominees than available board seats, we will determine our votes on a case-by-case basis, taking into consideration the performance of the company, cases presented by management and dissident nominees, the overall composition and performance of the board, and alignment with Parnassus’ Principles and the long-term interests of shareholders in our Funds.

Compensation

Parnassus believes robust compensation policies are critical to attracting, retaining, and engaging high-performing executives and encouraging sound decision-making and risk management. Effective compensation plans are transparently communicated, include clearly defined, rigorous quantitative financial and operational performance targets, and align management’s interests with those of long-term shareholders.

Generally,

•	We will vote for compensation packages that demonstrate pay-for-performance alignment.

•	We will vote for annual advisory votes on executive compensation (“say-when-on-pay”).

•	We will vote against compensation packages that are excessive relative to the company’s peer set or are otherwise misaligned with company performance and/or long-term shareholder interests.

•

We will vote against compensation packages with problematic pay features which may include: majority cash, majority time-based rather than performance-linked awards, insufficient performance periods for long-term equity awards, use of similar metrics for short- and long-term incentive plans, use of adjusted metrics without sufficient justification, internal pay disparity, excessive perquisites or severance provisions, excise tax gross-ups, inappropriate and/or excessive discretionary one-time awards, and lack of rigorous risk mitigation features.

•	We will otherwise vote on executive compensation on a case-by-case basis.

Severance Packages

•	We will vote on a case-by-case basis on proposals to ratify or cancel severance packages, also known as golden parachutes. An acceptable parachute should at least:

•	Have a triggering mechanism that is beyond the control of management;

•	Not exceed 2.99 times the base amount, defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; and

•

Have change-in-control payments that are double-triggered, i.e., occurring only after (1) a change in control has taken place, and (2) the termination of the executive as a result of the change in control has taken place.

Stock Options

•	We will generally vote for the use of performance-based stock options, which align executive compensation with company performance.

•	We will generally vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.

•	We will otherwise vote on stock option plans on a case-by-case basis, considering voting and earnings dilution.

Employee Stock Ownership Plans

•	We will generally vote for employee stock ownership plans, so long as they are broad-based, do not cause excessive dilution, and are not unduly weighted toward executive management.

Shareholder Rights

Dual or Multiple Classes of Stock

•	We will generally vote against proposals that seek to create dual or multiple classes of stock with uneven voting rights.

•

We will generally vote against proposals at companies with more than one class of common stock that seek to increase the number of authorized shares of the class of common stock that has superior voting rights.

•

For newly public companies, we will generally vote against incumbent members of the board if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset.

Equal Access to Proxies

•	We will generally vote for proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than 3% of the voting power;

•	Ownership duration: maximum requirement not longer than 3 years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

•	Cap: cap on nominees of generally the greater of two directors or 25% of the board.

•	We will generally vote against proxy access proposals that are more restrictive than these guidelines.

Written Consent and Special Meetings

•	We will generally vote for proposals to allow shareholders with a minimum ownership threshold of 10% the ability to act by written consent.

•	We will generally vote for proposals to allow shareholders with a minimum ownership threshold of 10% the ability to call special meetings.

•	We will consider written consent and special meeting proposals with thresholds other than 10% on a case-by-case basis.

Virtual Shareholder Meetings

•

We will generally vote for proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings and are offered with the goal of broadening shareholder participation rather than restricting it.

Cumulative Voting

•	We will generally vote for proposals for cumulative voting at controlled companies.

•

We will generally vote against proposals to eliminate cumulative voting unless the company has proxy access, has adopted a majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and has adopted a director resignation policy to address failed elections.

Independent Accountants

•	We will generally vote against ratification of the company’s auditor when non-audit fees represent more than 25% of total fees.

•	We will otherwise generally vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the auditor may be compromised.

Changes in Capital Structure

Common Stock Authorization

•	We will generally vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis, considering company-specific factors including past performance and the current request.

Reverse Stock Split

•	We will generally vote for proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Share Repurchase Programs

•

We will generally vote for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, and in the absence of company-specific concerns such as greenmail, the use of buybacks to manipulate incentive compensation metrics, or threats to the company’s long-term viability.

Preferred Stock Authorization

•	We will generally vote against proposals seeking to create blank check preferred stock to be used as a takeover defense or those that carry superior voting rights.

•

We will generally vote against proposals at companies with more than one class or series of preferred stock that seek to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

•	We will otherwise consider the issuance of preferred stock on a case-by-case basis, taking into account company-specific factors that include past board performance and the current request.

Preemptive Rights

•

We will consider on a case-by-case basis proposals to create or abolish preemptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. In doing so, we will consider the size of a company, characteristics of its shareholder base, and liquidity of the stock.

Reincorporation

•

We will vote on a case-by-case basis on proposals to allow U.S.-based corporations to reincorporate overseas, taking into account the economic benefits of and business reasons for reincorporation, as well as any tax and ethics-related considerations.

Mergers, Acquisitions and Other Corporate Restructurings

•

We will consider mergers and acquisitions on a case-by-case basis. In doing so, we will evaluate the terms of each proposal, the potential long-term value of the investment, and the financial, strategic, and operational benefits.

•	We will consider other corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations, and asset sales, on a case-by-case basis.

Anti-Takeover Provisions

•

We will generally vote against poison pills and authorization to issue stock to avoid a takeover, taking into account the rationale for adopting the pill, the company’s existing governance structure, and extraordinary circumstances.

•	We will generally vote against supermajority provisions, which generally require at least a two-thirds affirmative vote for passage of issues.

Shareholder Proposals

We generally support reasonable proposals that promote long-term shareholder value through strong governance, sustainable business practices, and improved disclosures. This may include items that seek enhanced governance structures, executive compensation alignment with long-term performance, and robust risk management practices. Additionally, we may support reasonably drafted proposals that support and promote long-term shareholder value by improving performance or disclosure on environmental and human capital management practices, setting science-based emission reduction targets that are consistent with applicable laws, protecting human and labor rights, and aligning company political activities with their publicly stated goals. We will oppose proposals that we do not believe will align with these goals.

V.	Conflicts of Interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a pension plan for a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

•	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

•	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•	Suggest that the client engage another party to determine how the proxy should be voted; or

•	Disclose the conflict to the client or, with respect to a Fund, the Funds’ Independent Trustees and obtain the client’s or Trustees’ direction to vote the proxies.

VI.	Voting of Foreign Shares

Voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions and limitations that impede or make impractical the exercise of shareholder rights. Such limitations may include:

•	Untimely or inadequate notice of shareholder meetings;

•	Restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes;

•	In person voting requirements;

•	Restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”);

•	Granting local agents powers of attorney to facilitate voting instructions; and

•	Proxy materials or ballots not being readily available or ballots not being available in English.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, Parnassus may limit its voting of foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value. We make our best efforts to vote proxies of foreign securities in accordance with our policies and procedures; however, in certain circumstances, it may be impractical or impossible to do so. Our service provider ISS assists us in this process.

VII.	Securities Lending

From time to time, certain Funds may participate in a securities lending program. In the event the Funds or its agent receives timely notice of a shareholder meeting for a U.S. security, the Funds and its agent will attempt to recall any securities on loan before the meeting’s record date so that the Funds will be entitled to vote these shares. However, there may be instances in which the Funds are unable to timely recall securities on loan for a U.S. security, in which cases the Adviser will not be able to vote these shares. The Funds will report to their boards of trustees those instances in which the Funds are not able to timely recall the loaned securities. The Funds generally do not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow the Funds to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If the Adviser receives timely notice of what it determines to be an unusual, significant vote for a non-U.S. security where shares held by the Funds are on loan, and determines that voting is in the best long-term economic interest of shareholders, then the Funds will attempt to timely recall the loaned shares.

VIII.	Annual Review by Compliance

We conduct required annual compliance testing, during which our Proxy Voting Policies and Procedures are tested. This process entails a review of the Policy and testing by the Compliance Department to assess whether the Policies were followed during the year. The testing results are reviewed by the Chief Compliance Officer (CCO). Policies will be amended periodically to ensure they accurately reflect the procedures of Parnassus.

IX.	Record Keeping

We will maintain the following records with respect to proxy voting:

•	A copy of our proxy voting policies and procedures;

•	A copy of all proxy statements received (Parnassus may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	A record of each vote cast on behalf of a client (Parnassus may rely on a third party to satisfy this requirement);

•	A copy of any document prepared by Parnassus that was material to making a voting decision or that memorializes the basis for that decision; and

•

A copy of each written client request for information on how we voted proxies on the client’s behalf and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

X.	Disclosure to Clients

We publicly disclose how the Funds’ securities were voted at shareholder meetings on our website, www.parnassus.com, and via an annual filing with the SEC. We generally do not disclose to clients how we intend to vote at shareholder meetings beyond the provisions of our proxy voting guidelines or required disclosure in regulatory filings.

XI.	Disclosure of Proxy Voting Intentions to Issuers

Our investment professionals may disclose to an issuer how we intend to vote with regard to any matter to be presented at such issuer’s annual or special shareholders meetings. With regard to a third party other than the issuer, our investment professionals may disclose how we intend to vote with regard to any matter to be presented at an annual or special shareholders meeting; provided that if the voting intention involves a shareholder’s proposal, whether under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or under the issuer’s charter documents (a “Shareholder Proposal”), or a contested meeting, then our investment professionals will notify our CCO of the disclosure they made, unless our voting intention is made clear through these Policies and Procedures.

Our investment professionals will ensure that we do not act in concert with a third party with regard to a Shareholder Proposal, a contested meeting, or other proxy matter unless otherwise approved by the CCO. If our investment professionals want to take a public stance with regard to a proxy, the investment professionals must consult with our CCO before making or issuing a public statement.